Van Kampen Emerging Markets Income Fund
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Van Kampen Emerging Markets Income Fund's (formerly known as Van Kampen Worldwide High Income Fund) primary investment objective is to seek high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world. The Fund invests primarily in income securities of emerging market country issuers.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                   This Prospectus is dated OCTOBER 31, 2003

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents

Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   7
Investment Objectives, Strategies and Risks.................   8
Investment Advisory Services................................  20
Purchase of Shares..........................................  21
Redemption of Shares........................................  28
Distributions from the Fund.................................  30
Shareholder Services........................................  30
Federal Income Taxation.....................................  32
Financial Highlights........................................  34
Appendix -- Description of Securities Ratings............... A-1

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

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                             INVESTMENT OBJECTIVES

The Fund's primary investment objective is to seek high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objectives by investing primarily in a portfolio of income securities of emerging market country issuers. The Fund's portfolio management team uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Fund's overall structure, sector allocation and desired maturity. In selecting income securities for the Fund's portfolio, the Fund considers, among other factors, the price of the security and the financial history, condition, prospects and management of an issuer. The Fund seeks securities that provide a high level of current income while offering the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. Portfolio securities are typically sold when the assessments of the Fund's portfolio management team for income or capital appreciation of such securities materially change. This could be a result of a security exceeding expectations, a security meeting expectations but identification of better opportunities elsewhere, or a deterioration of fundamentals of the underlying issuer.

The Fund's investments in lower-grade securities and emerging market countries securities involve greater risks as compared to investments in higher-grade securities or developed countries. Lower-grade debt securities are commonly known as "junk bonds." The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, currency-related transactions involving options, futures contracts and forward contracts, and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objectives.

FOREIGN AND EMERGING MARKET COUNTRIES RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risks and currency transfer restrictions, and greater delays and disruptions in settlement transactions. To the extent the Fund focuses more of its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Because a significant portion of the Fund's total assets are invested in lower-grade securities, the Fund is subject to a higher level of credit risk than a fund that invests only in investment-grade securities. The credit quality of noninvestment-grade securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund's interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of income securities tend to fall as interest rates rise, and such declines tend to be greater among income securities with longer maturities. Although the Fund has no policy limiting the maturities of its investments, under normal market conditions, the Fund's portfolio management team seeks to maintain the portfolio's average time to maturity within the range of medium or longer-term securities. This means that the Fund is subject to more market risk than a fund investing solely in shorter-term securities but less market risk than a fund investing solely in longer-term securities. Lower-grade securities, especially those with longer maturities or that do not make regular interest payments, may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, particularly developing or emerging market countries, may be more volatile than U.S. markets.

Market risk is often greater among certain types of income securities, such as zero coupon bonds or pay-in-kind securities. As interest rates change, these securities often fluctuate more in price than traditional fixed income securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.

INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

CALL RISK. If interest rates fall, it is possible that issuers of income securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts, currency-related transactions involving options, futures contracts and forward contracts, and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

NON-DIVERSIFICATION RISKS. The Fund is classified as a non-diversified fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

MANAGER RISK. As with any managed fund, the Fund's portfolio management team may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objectives and strategies, the Fund may be appropriate for investors who:

- Seek a high level of current income and, secondarily, capital appreciation

- Are willing to take on the increased risks associated with investing in emerging market country issuers and lower-grade securities

- Can withstand volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that invests primarily in income securities of emerging market country issuers

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the eight calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1995                                                                              20.0
1996                                                                              26.0
1997                                                                              15.6
1998                                                                             -17.2
1999                                                                              18.0
2000                                                                              -4.6
2001                                                                              -4.2
2002                                                                              -1.4

The Fund's return for the nine-month period ended September 30, 2003 for Class A Shares was 20.73%. As a result of market activity, current performance may vary from the figures shown.

The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the eight-year period shown in the bar chart, the highest quarterly return for Class A Shares was 14.18% (for the quarter ended June 30, 1995) and the lowest quarterly return for Class A Shares was -24.09% (for the quarter ended September 30, 1998).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Worldwide High Income Blended Index II* and the J.P. Morgan Emerging Markets Bond Index Global,** a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The indices' performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2002 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.

    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                 PAST     PAST       SINCE
    DECEMBER 31, 2002            1 YEAR   5 YEARS   INCEPTION
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    Van Kampen Emerging
    Markets Income Fund --
    Class A Shares
      Return Before Taxes        -6.09%   -3.45%      4.65%(1)
      Return After Taxes on
      Distributions              -9.84%   -7.55%     -0.13%(1)
      Return After Taxes on
      Distributions and Sale of
      Fund Shares                -3.78%   -4.53%      1.50%(1)
    Worldwide High Income
    Blended Index II              8.15%    4.69%     10.00%(1)
    J.P. Morgan Emerging
    Markets Bond Index Global    13.11%    7.58%     13.17%(1)
..................................................................
    Van Kampen Emerging
    Markets Income Fund --
    Class B Shares --
      Return Before Taxes        -5.60%   -3.40%      3.86%(2)***
    Worldwide High Income
    Blended Index II              8.15%    4.69%      9.56%(2)
    J.P. Morgan Emerging
    Markets Bond Index Global    13.11%    7.58%     13.39%(2)
..................................................................
    Van Kampen Emerging
    Markets Income Fund --
    Class C Shares --
      Return Before Taxes        -2.93%   -3.20%      4.46%(1)
    Worldwide High Income
    Blended Index II              8.15%    4.69%     10.00%(1)
    J.P. Morgan Emerging
    Markets Bond Index Global    13.11%    7.58%     13.17%(1)
..................................................................

Inception dates: (1) 4/21/94, (2) 8/1/95.

 * The Worldwide High Income Blended Index II is an unmanaged index composed of 50 percent Credit Suisse First Boston Global High Yield Index and 50 percent J.P. Morgan Emerging Markets Bond Index Global.

 ** Based on the Fund's asset composition, the Fund's investment adviser believes the J.P. Morgan Emerging Markets Bond Index Global is a more appropriate benchmark for the Fund than the Worldwide High Income Blended Index II. The Worldwide High Income Blended Index II will not be shown in future prospectuses of the Fund. The J.P. Morgan Emerging Markets Bond Index Global is an unmanaged, broad-based market index that tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities.
*** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."

The current yield for the thirty-day period ended June 30, 2003 is 5.76% for Class A Shares, 5.32% for Class B Shares and 5.31% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling
(800) 847-2424 or by visiting our web site at www.vankampen.com.

Fees and Expenses
of the Fund

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This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
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SHAREHOLDER FEES
(fees paid directly from your investment)
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Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       4.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     4.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee                None         None         None
.................................................................
Exchange fee                  None         None         None
.................................................................

                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
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ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended June 30,
2003)
----------------------------------------------------------------
Management fees(5)           0.75%        0.75%        0.75%
.................................................................
Distribution and/or
service (12b-1) fees(6)      0.25%        1.00%(7)     1.00%(7)
.................................................................
Other expenses(5)            0.61%        0.61%        0.61%
.................................................................
Total annual fund
operating expenses(5)        1.61%        2.36%        2.36%
.................................................................

(1) Reduced for purchases of $100,000 and over. See purchase of Shares -- Class A Shares.

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of shares -- Class A Shares."

(3) The maximum deferred sales charge is 4.00% in the first and second year after purchase and declines thereafter as follows:

                         Year 1-4.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's management fees or other expenses such that the actual total annual fund operating expenses paid for the Fund's fiscal year ended June 30, 2003 were 1.57% for Class A Shares, 2.31% for Class B Shares and 2.31% for Class C Shares. The fee waivers or expense reimbursements can be terminated at any time.

(6) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

(7) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
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Class A Shares           $631      $  959      $1,309      $2,295
......................................................................
Class B Shares           $639      $1,036      $1,410      $2,510*
......................................................................
Class C Shares           $339      $  736      $1,260      $2,696
......................................................................

You would pay the following expenses if you did not redeem your shares:

                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $631      $959       $1,309      $2,295
.....................................................................
Class B Shares           $239      $736       $1,260      $2,510*
.....................................................................
Class C Shares           $239      $736       $1,260      $2,696
.....................................................................

* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objectives,
Strategies and Risks

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                             INVESTMENT OBJECTIVES

The Fund's primary investment objective is to seek high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world. The Fund's investment objectives are fundamental policies and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objectives.

                        INVESTMENT STRATEGIES AND RISKS

Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objectives by investing primarily in a portfolio of income securities of emerging market country issuers. The Fund's portfolio management team uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Fund's overall structure, sector allocation and desired maturity. The Fund's portfolio management team emphasizes securities of companies that have strong industry positions and favorable outlooks for cash flow and asset values. The Fund's portfolio management team conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. Under normal market conditions, the Fund invests at least 80% of its net assets at the time of investment (plus any borrowings for investment purposes) in income securities of emerging markets country issuers. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.

The Fund's portfolio management team intends to invest in income securities of emerging market country issuers that provide a high level of current income while offering the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. As used in this Prospectus, the term "emerging market country" applies to any country which, in the opinion of the Fund's portfolio management team, is generally considered to be an emerging or developing country by the international financial community, which includes the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. The Fund will focus its investments on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. In selecting emerging market countries debt securities for investment, the Fund's portfolio management team applies a market risk analysis assessing factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. Emerging market countries debt securities generally are subject to higher risks than investments in domestic securities or securities of developed markets. See "Risks of Investing in Securities of Foreign Issuers" below.

Under normal conditions, the Fund invests at least 80% of its net assets at the time of investment (including any borrowing for investment purposes) in high yielding, high risk securities, commonly known as "junk bonds." The Fund's Board of Directors has approved a change in this policy and a notice describing the change was mailed to shareholders on or about October 31, 2003. Effective January 1, 2004, under normal market conditions, the Fund will invest at least 65% of its net assets at the time of investment in high yielding, high risk securities.

                                 UNDERSTANDING
                                QUALITY RATINGS

   Income securities ratings are based on the issuer's ability to pay interest and repay the principal. Securities with ratings above the bold line are considered "investment-grade," while those with ratings below the bold line are regarded as "noninvestment-grade," or "junk bonds." A detailed explanation of these ratings can be found in the appendix to this Prospectus.

         S&P       MOODY'S      MEANING
------------------------------------------------------
         AAA       Aaa          Highest quality
.......................................................
          AA       Aa           High quality
.......................................................
           A       A            Above-average quality
.......................................................
         BBB       Baa          Average quality
------------------------------------------------------
          BB       Ba           Below-average quality
.......................................................
           B       B            Marginal quality
.......................................................
         CCC       Caa          Poor quality
.......................................................
          CC       Ca           Highly speculative
.......................................................
           C       C            Lowest quality
.......................................................
           D       --           In default
.......................................................

In selecting lower-rated or comparable quality unrated income securities for the Fund's portfolio, the Fund's portfolio management team considers, among other factors, the price of the security and the financial history, condition, prospects and management of an issuer.

The Fund's approach to multi-currency fixed-income management is strategic and value-based and designed to produce an attractive real rate of return. The assessment of the Fund's portfolio management team of the fixed income markets and currencies is based on an analysis of real interest rates. Current nominal yields of securities are adjusted for inflation prevailing in each currency sector using an analysis of past and projected inflation rates. The Fund's aim is to invest in fixed income markets which offer the most attractive real returns relative to inflation.

The types of fixed income securities in which the Fund may invest include, but are not limited to, the following: fixed or variable rate bonds, notes, bills or debentures; discount, zero coupon or payment-in-kind securities; preferred stock; convertible securities; warrants; loans, loan participations and assignments; assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of other debt securities; and securities whose principal or interest payments are indexed to changes in the values of currencies, interest rates, commodities or an index. The Fund may invest up to 10% of its total assets in equity securities other than preferred stock. The Fund may not invest more than 5% of its total assets at the time of acquisition in either of (1) equipment lease certificates, equipment trust certificates and conditional sales contracts or (2) limited partnership interests.

The value of fixed income securities generally varies inversely with changes in prevailing interest rates. If interest rates rise, fixed income security prices generally fall; if interest rates fall, fixed income security prices generally rise. Shorter-term securities are generally less sensitive to interest rate changes than longer-term securities; thus, for a given change in interest rates, the market prices of shorter-maturity fixed income securities generally fluctuate less than the market prices of longer-maturity fixed income securities. Fixed income securities with shorter maturities generally offer lesser yields than fixed income securities with longer maturities assuming all other factors, including credit quality, being equal. The average time to maturity of the Fund's securities will vary depending upon the perception of the Fund's portfolio management team of market conditions. Under normal market conditions, the Fund invests primarily in medium or longer-term securities. When the Fund's portfolio management team believes that real yields are high, the Fund lengthens the remaining maturities of securities held by it and, conversely, when the Fund's portfolio management team believes real yields are low, it shortens the remaining maturities. Thus, the Fund is not subject to any restrictions on the maturities of the securities it holds, and the Fund's portfolio management team may vary the average maturity of the securities held in the Fund's portfolio without limit.

Credit risk refers to an issuer's ability to make timely payments of interest and principal. Under normal market conditions, the Fund invests primarily in lower-grade fixed income securities. The Fund may purchase unrated lower-grade securities and rated lower-grade securities with no minimum quality standard limitation, including securities that are in default. Lower-grade securities tend to offer higher yields than higher-grade securities with the same maturities, but generally involve greater risks of default and of volatility in price than higher-grade securities. Rated lower-grade securities are regarded by recognized rating organizations as predominantly speculative with respect to the issuer's continuing ability to pay interest and principal. Ratings agencies assign ratings based upon their opinions of the quality of the securities they undertake to rate, but they do not base their assessment on the market value risk of such securities. It should be emphasized that ratings are general and are not absolute standards of quality. Many foreign securities, and particularly securities of issuers from emerging market countries, may not be rated for creditworthiness by any recognized rating organization. See "Risks of Investing in Lower-Grade Securities" below.

Certain types of fixed income securities are subject to additional market, credit or other risks not associated with traditional fixed income securities, see "Additional Information Regarding Certain Income Securities" below.

                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the portfolio management team's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

ADDITIONAL RISKS OF INVESTING IN EMERGING MARKET COUNTRIES. The risks of foreign investment are heightened when the issuer is from an emerging market country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. The Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.

The Fund's purchase and sale of portfolio securities in emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement, or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Fund's investment adviser, its affiliates or their respective clients or other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investment by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Fund may invest in such countries through other investment funds in such countries.

Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

Many emerging market countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging market countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses.

Settlement procedures in emerging market countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging market countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. The Fund's investments in emerging market countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging market countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

The Fund's use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, the Fund's portfolio management team does not currently anticipate that a significant portion of the Fund's currency exposure in emerging market countries, if any, will be covered by such instruments.

Investors are strongly advised to consider carefully the special risks involved in investing in developing or emerging market countries, which are in addition to the risks of investing in foreign securities generally.

                             RISKS OF INVESTING IN
                             LOWER-GRADE SECURITIES

Securities which are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a portfolio which invests in lower-grade securities before investing in the Fund.

Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade income securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery on such amounts.

Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the income securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Income securities with longer maturities, which may have higher yields, may increase or decrease in value more than income securities with shorter maturities. However, the secondary market prices of lower-grade securities generally are less sensitive to changes in interest rate and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

The Fund's investment adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Fund's Board of Directors. During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities held in the Fund's portfolio, the ability to value the Fund's securities becomes more difficult and the judgment of the Fund's investment adviser may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.

The Fund may invest in securities not producing immediate cash income, including securities in default, zero-coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company taxable income, thereby increasing the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. The Fund's portfolio management team will weigh these concerns against the expected total returns from such instruments.

The Fund's investments may include securities with the lowest grade assigned by the recognized rating organizations and unrated securities of comparable quality. Securities assigned such ratings include those of companies that are in default or are in bankruptcy or reorganization. The Fund may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends, provided that the total value, at the time of purchase, of all such securities will not exceed 10% of the value of the Fund's total assets. The Fund may have limited recourse in the event of default on such securities. Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The Fund's portfolio management team will balance the benefits of deep discount securities with their risks. While a broad portfolio of investments may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.

Many lower-grade income securities are not listed for trading on any national securities exchange, and many issuers of lower-grade income securities choose not to have a rating assigned to their obligations by any recognized rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests primarily in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The Fund will rely on its portfolio management team's judgment, analysis and experience in evaluating the creditworthiness of an issue. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's portfolio management team may consider the credit ratings of recognized rating organizations in evaluating securities although the portfolio management team does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's portfolio management team continuously monitors the issuers of securities held in the Fund. Additionally, since most foreign income securities are not rated, the Fund will invest in such securities based on the analysis of the Fund's portfolio management team without any guidance from published ratings. Because of the number of investment considerations involved in investing in lower-grade securities and foreign income securities, achievement of the Fund's investment objectives may be more dependent upon the portfolio management team's credit analysis than is the case with investing in higher-grade securities.

New or proposed laws may have an impact on the market for lower-grade securities. The Fund's portfolio management team is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.

The table below sets forth the percentages of the Fund's assets invested during the fiscal period ended June 30, 2003, in the various rating categories and in unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all debt securities held by the Fund during the fiscal period computed on a monthly basis.

    PERIOD ENDED JUNE 30, 2003           UNRATED SECURITIES OF
                    RATED SECURITIES      COMPARABLE QUALITY
       RATING      (AS A PERCENTAGE OF    (AS A PERCENTAGE OF
      CATEGORY      PORTFOLIO VALUE)       PORTFOLIO VALUE)
------------------------------------------------------------------
    AAA/Aaa               0.15%                  0.00%
...................................................................
    AA/Aa                 0.01%                  0.00%
...................................................................
    A/A                   2.31%                  0.00%
...................................................................
    BBB/Baa              23.99%                  0.00%
...................................................................
    BB/Ba                33.13%                  1.30%
...................................................................
    B/B                  30.35%                  1.05%
...................................................................
    CCC/Caa               3.02%                  0.02%
...................................................................
    CC/Ca                 3.04%                  0.80%
...................................................................
    C/C                   0.04%                  0.00%
...................................................................
    D                     0.27%                  0.52%
...................................................................
    Percentage of
    Rated and
    Unrated
    Securities           96.31%                  3.69%
...................................................................

The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those listed above.

                        ADDITIONAL INFORMATION REGARDING
                           CERTAIN INCOME SECURITIES

DISCOUNT, ZERO-COUPON AND PAYMENT-IN-KIND SECURITIES. The Fund may invest in securities sold at a substantial discount from their value at maturity, such as zero-coupon and payment-in-kind securities, when the Fund's portfolio management team believes the effective yield on such securities over comparable instruments paying current cash income makes these investments attractive. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents the reinvestment of such interest payments if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, "zero-coupon" securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. In addition, the amount of non-cash interest income earned on such instruments is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. The Fund's portfolio management team will weigh these concerns against the expected total returns from such instruments.

BRADY BONDS. The Fund may invest in Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are typically from a debtor nation restructuring outstanding external commercial bank indebtedness. Brady Bonds generally are based on issuers with a history of defaults with respect to commercial bank loans and therefore are often viewed as speculative. A more complete description of Brady Bonds is contained in the Fund's Statement of Additional Information.

SOVEREIGN DEBT. In addition to Brady Bonds, the Fund may invest in sovereign or sovereign-related debt obligations, including obligations of supranational entities. Sovereign debt differs from debt obligations of private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party and the legal recourse in enforcing a sovereign debt is often limited. At certain times, certain countries (particularly emerging market countries) have declared a moratoria on the payment of principal and interest on external debt. Such investments may include participations and assignments of sovereign bank debt, restructured external debt that has not undergone a Brady-style debt exchange, and internal government debt.

LOANS. The Fund may invest in fixed and floating rate loans arranged through private negotiations between an issuer of sovereign or corporate obligations and one or more financial institutions. The Fund's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties.

In the case of participations, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participations and only upon receipt by the lender of the payments from the borrower. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is determined by the Fund's portfolio management team to be creditworthy.

When the Fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The Fund anticipates that such loan interests may be sold only to a limited number of institutional investors. The lack of a broad secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular assignments or participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a broad secondary market for assignments and participations also may make it more difficult for the Fund to value these securities for purposes of valuing the Fund's portfolio and calculating its net asset value. The Fund monitors the liquidity of such loan interests and loan interests not considered liquid are subject to the Fund's limitation on illiquid securities.

PRIVATE PLACEMENTS. The Fund may invest in income securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded in the over-the-counter secondary market. A significant portion of the high yield, high risk bond market is privately placed securities or restricted securities sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer. As a result of the absence of a public trading market, privately placed securities may in turn be less liquid and more difficult to value than publicly traded securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. The Fund monitors the liquidity of such securities and securities not considered liquid are subject to the Fund's limitation on illiquid securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale.

STRUCTURED INVESTMENTS. The Fund may invest a portion of its assets in "structured investments" which are interests in entities organized and operated for the purpose of restructuring the investment characteristics of other securities. This type of restructuring involves the deposit with or purchase by an entity of income securities (such as mortgages, bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities, backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued securities to create different investment characteristics such as varying maturities, payment priorities and interest rate provisions.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to seek to mitigate risks. Although the Fund's portfolio management team seeks to use these transactions to achieve the Fund's investment objectives, no assurance can be given that the use of these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the investment objectives of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."

The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or to adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's portfolio management team to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                               OTHER INVESTMENTS
                                AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may purchase and sell securities in an amount up to 15% of its net assets on a "when-issued" and "delayed delivery" basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage.

The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Fund is authorized to borrow money from banks and engage in reverse repurchase agreements in an aggregate amount up to 33 1/3% of its total assets (including the amount borrowed) for investment purposes. The use of such transactions to purchase additional securities is known as "leverage." Leverage transactions create an opportunity for increased net income but, at the same time, may increase the volatility of the Fund's net asset value as a result of fluctuations in market interest rates and increase the risk of the Fund's portfolio. The principal amount of these transactions is fixed when the transaction is opened, but the Fund's assets may change in value during the time these transactions are outstanding. As a result, interest expenses and other costs from these transactions may exceed the interest income and other revenues earned from portfolio assets, and the net income of the Fund may be less than if these transactions were not used. Borrowing may be done on a secured or unsecured basis. The Fund may pay various fees and expenses in connection with the borrowing, and the loan agreements may contain covenants or restrictions on certain investment practices in which the Fund may otherwise be permitted to engage.

Reverse repurchase agreements are transactions in which the Fund sells certain securities concurrently with an agreement to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on such securities. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement.

The Fund may, from time to time, make short sales without limitation of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund is obligated to collateralize its obligation to replace the borrowed security with cash or other liquid securities. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The short sale of a security is considered a speculative investment technique.

The Fund may invest in securities indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries is not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's portfolio management team believes the potential for income or capital growth has lessened, or for other reasons.

The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's portfolio management team considers portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks and in investment grade corporate debt securities. Under normal market conditions, the potential for high current income and capital appreciation on these securities will tend to be lower than the potential for high current income and capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

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THE ADVISER. Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2003. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.75%
...................................................
    Next $500 million            0.70%
...................................................
    Over $1 billion              0.65%
...................................................

Applying this fee schedule, the effective advisory fee rate was 0.75% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2003. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, Subadviser or the Distributor may establish.

PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Emerging Markets Debt team. The team is made up of established investment professionals. Current members of the team include Abigail L. McKenna, a Managing Director of the Adviser, Eric Baurmeister, an Executive Director of the Adviser, and Federico Kaune, a Vice President of the Adviser. The composition of each team may change without notice from time to time.

Purchase of Shares

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                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

                              PRICING FUND SHARES

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or trading on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.

Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               HOW TO BUY SHARES

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc.

("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers after the close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947, or by telephone at (800) 847-2424.

There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information cannot be verified.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 4.75% (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
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    Less than $100,000               4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       4.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.00%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and after              None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to

0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares, or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account; or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or
     (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by the Distributor will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).

(11) Unit investment trusts sponsored by the Distributor or its affiliates.

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Redemption of Shares

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Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted timely to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Interest from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least monthly all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Any recognized Capital gains may be taxed at different rates depending on how long the shareholder held the shares.

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002 and ceases to apply for taxable years beginning after December 31, 2008.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certification as to foreign tax status, if applicable) or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Dividends with respect to the Fund will be subject to such U.S. withholding tax, whereas interest income with respect to a direct investment in the underlying assets of the Fund by a foreign shareholder generally would not be subject to U.S. withholding tax. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------

    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended June 30, 2003, 2002, 2001 and 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended June 30, 1999 has been audited by the Fund's former independent auditors. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                                    CLASS A SHARES
                                                                              FISCAL YEAR ENDED JUNE 30,
                                                                    2003#     2002#     2001#     2000#      1999#
      -------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the Period....................   $6.63     $8.11     $9.93     $9.90     $12.46
       Net Investment Income......................................     .52      0.71      1.00      1.14       1.06
       Net Realized and Unrealized Gain/Loss......................     .88     (1.36)    (1.77)    (0.06)     (2.51)
                                                                    ------    ------    ------    ------    -------
      Total From Investment Operations............................    1.40     (0.65)    (0.77)     1.08      (1.45)
                                                                    ------    ------    ------    ------    -------
      Less:
       Distributions from Net Investment Income...................    (.50)    (0.83)    (1.05)    (1.05)     (1.10)
       Return of Capital Distributions............................    (.06)      -0-       -0-       -0-      (0.01)
                                                                    ------    ------    ------    ------    -------
      Total Distributions.........................................    (.56)    (0.83)    (1.05)    (1.05)     (1.11)
                                                                    ------    ------    ------    ------    -------
      Net Asset Value, End of the Period..........................   $7.47     $6.63     $8.11     $9.93      $9.90
                                                                    ======    ======    ======    ======    =======
      Total Return*...............................................  22.51%(1) -6.92%(1) -8.23%(1) 11.39%(1) -11.14%(1)
      Net assets at End of the Period (In millions)...............   $33.8     $22.4     $31.1     $44.9      $58.5
      Ratio of Expenses to Average Net Assets*....................   1.57%     1.53%     1.55%     1.60%      1.45%
      Ratio of Net Investment Income to Average Net Assets*.......   7.75%     9.46%    10.96%    11.41%     10.55%
      Portfolio Turnover..........................................    133%       94%      141%      119%       121%
       *If certain expenses had not been voluntarily assumed by
        the Adviser, total return would have been lower and the
        ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................   1.61%       N/A       N/A       N/A        N/A
      Ratio of Net Investment Income to Average Net Assets........   7.71%       N/A       N/A       N/A        N/A
      Ratio of Net Expenses to Average Net Assets Excluding
       Country Tax Expense and Interest Expense...................   1.55%       N/A     1.45%     1.46%        N/A

                                                                                    CLASS B SHARES
                                                                              FISCAL YEAR ENDED JUNE 30,
                                                                    2003#     2002#     2001#     2000#      1999#
      ------------------------------------------------------------  -----------------------------------------------
      Net Asset Value, Beginning of the Period....................   $6.61     $8.08     $9.89     $9.86     $12.40
       Net Investment Income......................................     .47      0.65      0.93      1.06       0.98
       Net Realized and Unrealized Gain/Loss......................     .87     (1.34)    (1.76)    (0.06)     (2.50)
                                                                    ------    ------    ------    ------    -------
      Total From Investment Operations............................    1.34     (0.69)    (0.83)     1.00      (1.52)
                                                                    ------    ------    ------    ------    -------
      Less:
       Distributions from Net Investment Income...................    (.47)    (0.78)    (0.98)    (0.97)     (1.01)
       Return of Capital Distributions............................    (.04)      -0-       -0-       -0-      (0.01)
                                                                    ------    ------    ------    ------    -------
      Total Distributions.........................................    (.51)    (0.78)    (0.98)    (0.97)     (1.02)
                                                                    ------    ------    ------    ------    -------
      Net Asset Value, End of the Period..........................   $7.44     $6.61     $8.08     $9.89      $9.86
                                                                    ======    ======    ======    ======    =======
      Total Return*...............................................  21.52%(2) -7.48%(2) -8.99%(2) 10.58%(2) -11.82%(2)
      Net assets at End of the Period (In millions)...............   $39.9     $43.9     $64.1     $90.9     $107.0
      Ratio of Expenses to Average Net Assets*....................   2.31%     2.28%     2.30%     2.35%      2.20%
      Ratio of Net Investment Income to Average Net Assets*.......   7.10%     8.71%    10.21%    10.65%      9.81%
      Portfolio Turnover..........................................    133%       94%      141%      119%       121%
       *If certain expenses had not been voluntarily assumed by
        the Adviser, total return would have been lower and the
        ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................   2.36%       N/A       N/A       N/A        N/A
      Ratio of Net Investment Income to Average Net Assets........   7.05%       N/A       N/A       N/A        N/A
      Ratio of Net Expenses to Average Net Assets Excluding
       Country Tax Expense and Interest Expense...................   2.30%       N/A     2.20%     2.21%        N/A

                                                                                    CLASS C SHARES
                                                                              FISCAL YEAR ENDED JUNE 30,
                                                                    2003#     2002#     2001#     2000#      1999#
      ------------------------------------------------------------  --------------------------------------------------------
      Net Asset Value, Beginning of the Period....................   $6.62     $8.08     $9.89     $9.87     $12.40
       Net Investment Income......................................     .47      0.64      0.93      1.06       0.98
       Net Realized and Unrealized Gain/Loss......................     .87     (1.32)    (1.76)    (0.07)     (2.49)
                                                                    ------    ------    ------    ------    -------
      Total From Investment Operations............................    1.34     (0.68)    (0.83)     0.99      (1.51)
                                                                    ------    ------    ------    ------    -------
      Less:
       Distributions from Net Investment Income...................    (.46)    (0.78)    (0.98)    (0.97)     (1.01)
       Return of Capital Distributions............................    (.05)      -0-       -0-       -0-      (0.01)
                                                                    ------    ------    ------    ------    -------
      Total Distributions.........................................    (.51)    (0.78)    (0.98)    (0.97)     (1.02)
                                                                    ------    ------    ------    ------    -------
      Net Asset Value, End of the Period..........................   $7.45     $6.62     $8.08     $9.89      $9.87
                                                                    ======    ======    ======    ======    =======
      Total Return*...............................................  21.49%(3) -7.47%(3) -8.88%(3) 10.57%(3) -11.83%(3)
      Net assets at End of the Period (In millions)...............   $17.8     $17.4     $23.3     $33.5      $40.6
      Ratio of Expenses to Average Net Assets*....................   2.31%     2.28%     2.30%     2.35%      2.20%
      Ratio of Net Investment Income to Average Net Assets*.......   7.08%     8.68%    10.21%    10.65%      9.81%
      Portfolio Turnover..........................................    133%       94%      141%      119%       121%
       *If certain expenses had not been voluntarily assumed by
        the Adviser, total return would have been lower and the
        ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.....................   2.36%       N/A       N/A       N/A        N/A
      Ratio of Net Investment Income to Average Net Assets........   7.03%       N/A       N/A       N/A        N/A
      Ratio of Net Expenses to Average Net Assets Excluding
       Country Tax Expense and Interest Expense...................   2.30%       N/A     2.20%     2.21%        N/A

    N/A = Not Applicable

    (1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or a contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (2) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (3) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     # Net investment income per share is based on daily average shares outstanding.

Appendix -- Description of Securities Ratings

 -------------------------------------------------------------------------------

STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                         LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on the following considerations:

1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

2. Nature of and provisions of the obligation: and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE

BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c: The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*: Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The "r" highlights derivative, hybrid, and certain other obligations that S&P's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

                       BOND INVESTMENT QUALITY STANDARDS

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                MUNICIPAL NOTES

A S&P's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

-- Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

-- Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                                COMMERCIAL PAPER

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1: A short-term obligation rated "A-1" is rated in the highest category by S&P's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

                            TAX-EXEMPT DUAL RATINGS

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                            SHORT-TERM EXEMPT NOTES

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

                          TAX-EXEMPT COMMERCIAL PAPER

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

                                    PRIME-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-- Leading market positions in well established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                    PRIME-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                                    PRIME-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                                   NOT PRIME

Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN EMERGING MARKETS INCOME FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Emerging Markets Income Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, MA 02110-1713
Attn: Van Kampen Emerging Markets Income Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

Van Kampen
Emerging Markets
Income Fund


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                OCTOBER 31, 2003

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS


                                                   [VAN KAMPEN INVESTMENTS LOGO]
                                                                  MSWW PRO 10/03
                                                                     65009PRO-00
The Fund's Investment Company
Act File No. is 811-7140.

Van Kampen Global Equity Allocation Fund
 -------------------------------------------------------------------------------

Van Kampen Global Equity Allocation Fund's investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                   This Prospectus is dated OCTOBER 31, 2003

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents

Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Strategies and Risks..................   7
Investment Advisory Services................................  12
Purchase of Shares..........................................  13
Redemption of Shares........................................  20
Distributions from the Fund.................................  22
Shareholder Services........................................  22
Federal Income Taxation.....................................  24
Financial Highlights........................................  26

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index.

                        PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment adviser seeks to achieve the Fund's investment objective by applying a top-down investment approach that emphasizes country and/or sector selection and weighting rather than individual security selection. Within a particular country or sector, the Fund's investment adviser selects equity securities of issuers designed to track the markets of that country or sector.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers located in at least three countries (including the U.S.). The composition of the Fund's portfolio will vary over time based upon the evaluation of the Fund's investment adviser of economic and market trends and the anticipated relative capital appreciation available from particular countries, sectors and securities. The Fund may invest in any country, including developing or emerging market countries. Portfolio securities are typically sold when the assessments of the Fund's investment adviser for capital appreciation of countries or sectors materially change.

Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

Foreign markets may, but often do not, move in tandem with changes in U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. During an overall stock market decline, stock prices of smaller companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger companies.

FOREIGN RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions. To the extent the Fund focuses its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Are willing to take on the increased risks associated with investing in foreign securities

- Can withstand volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that invests in a global portfolio of equity securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1993                                                                              22.7
1994                                                                               0.3
1995                                                                              19.7
1996                                                                              13.0
1997                                                                              16.5
1998                                                                              19.4
1999                                                                              23.5
2000                                                                              -9.3
2001                                                                             -14.9
2002                                                                             -18.4

The Fund's return for the nine-month period ended September 30, 2003 for Class A Shares was 12.69%. As a result of market activity, current performance may vary from the figures shown.

The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 18.08% (for the quarter ended December 31, 1999) and the lowest quarterly return for Class A Shares was -17.41% (for the quarter ended September 30, 2002).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Morgan Stanley Capital International ("MSCI") World Index with Net

Dividends* (in U.S. dollar terms), a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2002 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.

    AVERAGE ANNUAL
    TOTAL RETURNS                                    PAST 10
    FOR THE                                         YEARS OR
    PERIODS ENDED                PAST      PAST       SINCE
    DECEMBER 31, 2002           1 YEAR    5 YEARS   INCEPTION
-----------------------------------------------------------------
    Van Kampen Global Equity
    Allocation Fund --
    Class A Shares
      Return Before Taxes       -23.03%   -2.63%      5.43%
      Return After Taxes on
      Distributions             -23.03%   -4.22%      3.66%
      Return After Taxes on
      Distributions and Sale
      of Fund Shares            -14.14%   -2.16%      4.14%
    MSCI World Index with Net
    Dividends                   -19.89%   -2.11%      6.26%
..................................................................
    Van Kampen Global Equity
    Allocation Fund --
    Class B Shares
      Return Before Taxes       -23.04%   -2.42%      3.18%(1)**)
    MSCI World Index
    with Net Dividends          -19.89%   -2.11%      2.99%(2)
..................................................................
    Van Kampen Global Equity
    Allocation Fund --
    Class C Shares
      Return Before Taxes       -19.78%   -2.18%      5.28%
    MSCI World Index with Net
    Dividends                   -19.89%   -2.11%      6.26%
..................................................................

Inception dates: (1) 8/1/95, (2) 7/31/95.

 * The MSCI World Index with Net Dividends measures the performance of securities with reinvested dividends on the exchanges of North America, Europe and Asia.

** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee               2.00%(5)      None         None
.................................................................
Exchange fee                 2.00%(5)      None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended June 30,
2003.)
----------------------------------------------------------------
Management fees(6)           1.00%        1.00%        1.00%
.................................................................
Distribution and/or
service (12b-1) fees(7)      0.25%        1.00%(8)     1.00%(8)
.................................................................
Other expenses(6)            0.56%        0.33%        0.56%
.................................................................
Total annual fund
operating expenses(6)        1.81%        2.33%        2.56%
.................................................................

(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) The redemption fee and the exchange fee apply to the proceeds of Class A Shares of the Fund that are redeemed or exchanged within 60 days of purchase. See "Redemption of Shares" for more information on when the fees apply.

(6) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's management fees or other expenses such that the actual total annual fund operating expenses paid for the Fund's fiscal year ended June 30, 2003 were 1.70% for Class A Shares, 2.22% for Class B Shares and 2.45% for Class C Shares. The fee waivers or expense reimbursement can be terminated at any time.

(7) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

(8) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares are purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $748      $1,112      $1,499      $2,579
......................................................................
Class B Shares           $736      $1,027      $1,395      $2,536*
......................................................................
Class C Shares           $359      $  796      $1,360      $2,895
......................................................................

You would pay the following expenses if you did not redeem your shares:

                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $748      $1,112      $1,499      $2,579
......................................................................
Class B Shares           $236      $  727      $1,245      $2,536*
......................................................................
Class C Shares           $259      $  796      $1,360      $2,895
......................................................................

* Based on conversion to Class A shares eight years after the end of the calendar month in which the shares are purchased.

Investment Objective,
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                        INVESTMENT STRATEGIES AND RISKS

The Fund's investment adviser seeks to achieve the Fund's investment objective by applying a top-down investment approach that emphasizes country and/or sector selection and weighting rather than individual security selection. Within a particular country or sector, the Fund's investment adviser selects equity securities of issuers designed to track the markets of that country or sector.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers located in at least three different countries (including the U.S.). This investment approach reflects the investment adviser's philosophy for this Fund that a broad selection of securities representing exposure to world markets based upon the economic outlook and current valuation levels for each country and sector is an effective way to maximize the return and minimize the risk associated with global investment. The Fund's investments may be shifted among the world's various capital markets, including developing or emerging market countries, and among different types of securities in accordance with the investment adviser's ongoing analysis of economic or market trends, developments affecting the markets and securities in which the Fund may invest and the anticipated relative capital appreciation available from particular countries sectors and securities. Accordingly, the composition of the Fund's portfolio will vary over time. Achieving the Fund's investment objective depends on the ability of the Fund's investment adviser to assess the effect of such economic and market trends on different countries and sectors of the market.

The Fund's investment adviser determines country and sector allocations for the Fund on an ongoing basis. The Fund invests primarily in those countries (including the U.S. and other industrialized countries throughout the world) that comprise the MSCI World Index. In addition, the Fund may invest a portion of its assets in securities of issuers determined by the Fund's investment adviser to be in developing or emerging market countries whose economies are developing strongly and whose markets are becoming more sophisticated.

The investment adviser's sell decisions are based on a country's or industry/sector's relative attractiveness as judged by the three major components: valuations, fundamentals and market sentiment. The investment adviser sells a country or sector when the rationale for the purchase has been realized or the investment adviser expects the country/sector fundamentals (such as economic growth and government policy) or market sentiment to disappoint. The investment adviser does not establish pre-specified targets for sell points given the relative nature of the process. It ranks country/ sector attractiveness and looks to identify alternatives prior to initiating or soon after a sale.

Within a particular country or sector, investments are made through the purchase of equity securities which, in the aggregate, are designed to track the markets for that particular country or sector.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.

COMMON STOCKS. The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Fund invests primarily in common stocks, the Fund also may invest in preferred stocks, convertible securities, warrants or rights to purchase common stocks and depositary receipts.

PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

INVESTMENT COMPANIES. The Fund may invest in securities of certain issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.

SMALL-, MEDIUM- OR LARGE-SIZE COMPANIES. The Fund may invest in issuers of small-, medium- or large-capitalization companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, smaller companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in smaller companies, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger companies.

                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the portfolio management team's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the Fund's investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed markets.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the depositary securities.

Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to seek to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."

The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for total return has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------

THE ADVISER. Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2003. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $750 million           1.00%
...................................................
    Next $500 million            0.95%
...................................................
    Over $1.25 billion           0.90%
...................................................

Applying this fee schedule, the effective advisory fee rate was 1.00% (before voluntary fee waivers; and 0.96% after voluntary fee waivers) of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2003. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Active International Allocation team. The team is made up of established investment professionals. Ann D. Thivierge, a Managing Director of the Adviser, is a current member of the team. The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

                              PRICING FUND SHARES

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.

Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               HOW TO BUY SHARES

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day by completing the account application form and forwarding the account application form directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers after the close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947, or by telephone at (800) 847-2424.

There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information cannot be verified.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. the contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       5.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.00%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and After              None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another

Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares, or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by the Distributor will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).

(11) Unit investment trusts sponsored by the Distributor or its affiliates.

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

The Fund will assess a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, the Class A Shares that were held the longest will be redeemed first. For Class A Shares of the Fund acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee is not imposed on the following transaction and/or account types: redemptions due to the death or disability of the shareholder, redemptions to fulfill a required mandatory distribution under IRS guidelines, redemptions made through systematic withdrawal plans, exchanges made through systematic exchange plans, redemptions and exchanges for shares held in certain omnibus accounts, redemptions and exchanges by participants in (i) employer sponsored defined contribution programs and (ii) certain approved asset allocation programs.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted timely to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least annually all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Effective January 1, 2004, shares of the Fund must have been registered in the shareholder's name for at least 60 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than that amount of time may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests. Effective January 1, 2004, Class A Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged Class A Shares held for less than 60 days. See "Redemption of Shares" for more information on when the exchange fee will apply.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, or by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment. Effective January 1, 2004, shareholders of the Fund will be limited to a maximum of six exchanges out of the Fund during a rolling 365-day period.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." Distributions from the Fund designated as capital gain dividends will be eligible for the reduced rate applicable to long-term capital gains.

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------

    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended June 30, 2003, 2002, 2001 and 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal years ended June 30, 1999 has been audited by the Fund's former independent auditors. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                                    CLASS A SHARES
                                                                                 YEAR ENDED JUNE 30,
                                                                2003#        2002#        2001#       2000#     1999#
      ----------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the Period................  $11.15       $12.61       $17.74      $16.86    $16.67
                                                                ------      -------      -------      ------    ------
       Net Investment Income/Loss.............................     .05         0.01         0.07        0.02      0.07
       Net Realized and Unrealized Gain/Loss..................    (.73)       (1.47)       (2.52)       2.09      1.21
                                                                ------      -------      -------      ------    ------
      Total From Investment Operations........................    (.68)       (1.46)       (2.45)       2.11      1.28
                                                                ------      -------      -------      ------    ------
      Less:
       Distributions from Net Investment Income...............     -0-          -0-          -0-         -0-     (0.22)
       Distributions from Net Realized Gain...................     -0-          -0-        (2.68)      (1.23)    (0.87)
                                                                ------      -------      -------      ------    ------
      Total Distributions.....................................     -0-          -0-        (2.68)      (1.23)    (1.09)
                                                                ------      -------      -------      ------    ------
      Net Asset Value, End of the Period......................  $10.47       $11.15       $12.61      $17.74    $16.86
                                                                ======      =======      =======      ======    ======
      Total Return **.........................................  -6.01%(1)   -11.66%(1)   -15.03%(1)   12.83%(1)  8.41%(1)
      Net Assets at End of Period (in millions)...............  $183.1       $215.2       $284.6      $301.9    $240.1
      Ratio of Expenses to Average Net Assets **..............   1.70%        1.68%        1.65%       1.70%     1.70%
      Ratio of Net Investment Income/Loss to Average Net
       Assets **..............................................    .56%        0.08%        0.43%       0.12%     0.47%
      Portfolio Turnover......................................     47%          30%          58%         99%       84%
      **If certain expenses had not been voluntarily assumed
        by the Adviser, total return would have been lower and
        the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.................   1.81%          N/A          N/A         N/A     1.73%
      Ratio of Net Investment Income/Loss to Average Net
       Assets.................................................    .45%          N/A          N/A         N/A     0.44%

                                                                                    CLASS B SHARES
                                                                                 YEAR ENDED JUNE 30,
                                                                2003#        2002#        2001#       2000#     1999#
      --------------------------------------------------------  ------------------------------------------------------
      Net Asset Value, Beginning of the Period................  $10.40       $11.84       $16.96      $16.28    $16.14
                                                                ------      -------      -------      ------    ------
       Net Investment Income/Loss.............................     -0-+       (0.08)       (0.05)      (0.11)    (0.04)
       Net Realized and Unrealized Gain/Loss..................    (.69)       (1.36)       (2.39)       2.02      1.16
                                                                ------      -------      -------      ------    ------
      Total From Investment Operations........................    (.69)       (1.44)       (2.44)       1.91      1.12
                                                                ------      -------      -------      ------    ------
      Less:
       Distributions from Net Investment Income...............     -0-          -0-          -0-         -0-     (0.11)
       Distributions from Net Realized Gain...................     -0-          -0-        (2.68)      (1.23)    (0.87)
                                                                ------      -------      -------      ------    ------
      Total Distributions.....................................     -0-          -0-        (2.68)      (1.23)    (0.98)
                                                                ------      -------      -------      ------    ------
      Net Asset Value, End of the Period......................   $9.71       $10.40       $11.84      $16.96    $16.28
                                                                ======      =======      =======      ======    ======
      Total Return **.........................................  -6.74%(2)   -12.25%(2)   -15.73%(2)   12.03%(2)  7.50%(2)
      Net Assets at End of Period (in millions)...............  $110.3       $144.9       $187.1      $252.1    $232.6
      Ratio of Expenses to Average Net Assets **..............   2.22%(4)     2.43%        2.40%       2.45%     2.45%
      Ratio of Net Investment Income/Loss to Average Net
       Assets **..............................................    .03%       (0.69%)      (0.32%)     (0.65%)   (0.27%)
      Portfolio Turnover......................................     47%          30%          58%         99%       84%
      **If certain expenses had not been voluntarily assumed
        by the Adviser, total return would have been lower and
        the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.................   2.33%(4)       N/A          N/A         N/A     2.49%
      Ratio of Net Investment Income/Loss to Average Net
       Assets.................................................   (.08%)         N/A          N/A         N/A    (0.30%)

                                                                                    CLASS C SHARES
                                                                                 YEAR ENDED JUNE 30,
                                                                2003#        2002#        2001#       2000#     1999#
      --------------------------------------------------------  ---------------------------------------------------------------
      Net Asset Value, Beginning of the Period................  $10.55       $12.02       $17.16      $16.46    $16.30
                                                                ------      -------      -------      ------    ------
       Net Investment Income/Loss.............................    (.02)       (0.08)       (0.05)      (0.11)    (0.04)
       Net Realized and Unrealized Gain/Loss..................    (.69)       (1.39)       (2.41)       2.04      1.18
                                                                ------      -------      -------      ------    ------
      Total From Investment Operations........................    (.71)       (1.47)       (2.46)       1.93      1.14
                                                                ------      -------      -------      ------    ------
      Less:
       Distributions from Net Investment Income...............     -0-          -0-          -0-         -0-     (0.11)
       Distributions from Net Realized Gain...................     -0-          -0-        (2.68)      (1.23)    (0.87)
                                                                ------      -------      -------      ------    ------
      Total Distributions.....................................     -0-          -0-        (2.68)      (1.23)    (0.98)
                                                                ------      -------      -------      ------    ------
      Net Asset Value, End of the Period......................   $9.84       $10.55       $12.02      $17.16    $16.46
                                                                ======      =======      =======      ======    ======
      Total Return **.........................................  -6.73%(3)   -12.23%(3)   -15.65%(3)   12.02%(3)  7.61%(3)
      Net Assets at End of Period (in millions)...............   $40.5        $55.6        $77.0      $104.7    $101.0
      Ratio of Expenses to Average Net Assets **..............   2.45%        2.43%        2.40%       2.45%     2.45%
      Ratio of Net Investment Income/Loss to Average Net
       Assets **..............................................   (.20%)      (0.69%)      (0.32%)     (0.66%)   (0.28%)
      Portfolio Turnover......................................     47%          30%          58%         99%       84%
      **If certain expenses had not been voluntarily assumed
        by the Adviser, total return would have been lower and
        the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets.................   2.56%          N/A          N/A         N/A     2.48%
      Ratio of Net Investment Income/Loss to Average Net
       Assets.................................................   (.31%)         N/A          N/A         N/A    (0.30%)

    N/A Not Applicable

    #  Based on average shares outstanding.

    (1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (2) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (3) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (4) The Ratio of Expenses to Average Net Assets reflects the refund of certain 12b-1 fees during the period.

    +  Amount is less than $.01.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, NJ 07303-0947
Attn: Van Kampen Global Equity Allocation Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, MA 02110-1713
Attn: Van Kampen Global Equity Allocation Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

Van Kampen
Global Equity
Allocation Fund


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                OCTOBER 31, 2003

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS


                                                   [VAN KAMPEN INVESTMENTS LOGO]
                                                                  MSGE PRO 10/03
                                                                     65040PRO-00
The Fund's Investment Company
Act File No. is 811-7140.

Van Kampen Latin American Fund
 -------------------------------------------------------------------------------

Van Kampen Latin American Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities. Under normal market conditions, the Fund invests primarily in equity securities.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                   This Prospectus is dated OCTOBER 31, 2003

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents

Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   7
Investment Objective, Strategies and Risks..................   8
Investment Advisory Services................................  16
Purchase of Shares..........................................  17
Redemption of Shares........................................  24
Distributions from the Fund.................................  26
Shareholder Services........................................  27
Federal Income Taxation.....................................  29
Financial Highlights........................................  31

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser, the Fund's investment subadviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a non-diversified portfolio of:

- equity securities of companies organized in or for which the principal securities trading market is in Latin America;

- equity securities denominated in a Latin American currency issued by companies to finance operations in Latin America;

- equity securities of companies that alone or on a consolidated basis derive 50% or more of their annual revenues from either goods produced, sales made or services performed in Latin America; and

- debt securities issued or guaranteed by Latin American governments or governmental entities.

Under normal market conditions, the Fund invests primarily in equity securities. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase stocks, depositary receipts and equity interests in trusts or partnerships.

The Fund is under no obligation to invest any portion of the Fund's total assets in debt securities.

The Fund's portfolio management team combines top-down country criteria to allocate the Fund's assets among Latin American countries (based on relative economic, political and social fundamentals; stock valuations; and investor sentiment) with bottom-up fundamental analysis of Latin American issuers (seeking to identify issuers with strong earnings growth potential). The Fund's portfolio management team focuses on companies offering attractive growth opportunities, reasonable valuations and/or management with strong shareholder value orientation. Portfolio securities are typically sold when the assessments of the Fund's portfolio management team of one or more of the factors listed above materially change. The Fund focuses its investments in listed equity securities in Argentina, Brazil, Chile and Mexico, the most developed capital markets in Latin America. The Fund expects, under normal market conditions, to have at least 55% of its total assets invested in listed equity securities of issuers in these four countries.

Under normal market conditions, the Fund will invest more than 25% (but not more than 50%) of its total assets in securities of telecommunications companies, which reflects the increased presence of telecommunications companies in the Latin American markets. The Fund may invest up to 20% of its total assets in securities that are rated below investment grade by Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or unrated securities of comparable quality. The Fund's investments in emerging market countries' securities and lower-grade securities involve greater risks than investments in developed countries or higher-grade securities.

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

In general, market values of equity securities are more volatile than debt securities. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities.

Foreign markets may, but often do not, move in tandem with changes in U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. At times, securities of Latin American issuers may underperform relative to other sectors. Historically, securities of Latin American issuers have sometimes gone through extended periods when they did not perform as well as securities of domestic issuers or issuers of countries in other regions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments. During an overall market decline, securities prices of smaller companies (in which the Fund may invest) often fluctuate more than securities prices of larger companies.

FOREIGN, EMERGING MARKET COUNTRIES AND LATIN AMERICAN REGION RISKS. Because the Fund owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging market countries (in which the Fund invests) are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions.

The Fund is subject to additional risks associated with investing in securities of companies or governments that are subject to economic and financial factors and conditions of the Latin American region. Securities markets of Latin American countries are substantially smaller, less liquid, less regulated and more volatile than domestic securities markets. Because the Fund's investments are focused in a single region, its portfolio is more susceptible to factors affecting issuers in that region than a more geographically diverse portfolio of investments.

TELECOMMUNICATIONS RISKS. Because the Fund emphasizes telecommunication companies, its portfolio is more susceptible to factors adversely affecting the telecommunications industry than a Fund without such emphasis. The telecommunications industry is undergoing significant technological and structural developments and may be subject to more governmental regulation than other industries. Securities of telecommunications companies may be more volatile than and may or may not move in tandem with the overall securities markets.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

NON-DIVERSIFICATION RISKS. The Fund is classified as a non-diversified fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

MANAGER RISK. As with any managed fund, the Fund's portfolio management team may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment
- Are willing to take on the increased risks associated with investing in foreign securities from countries in a single region

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that invests in equity securities and debt securities of Latin American issuers

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the eight calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1995                                                                             -20.4
1996                                                                              47.4
1997                                                                              39.6
1998                                                                             -35.9
1999                                                                              68.2
2000                                                                             -15.4
2001                                                                              -2.9
2002                                                                             -21.4

The Fund's return for the nine-month period ended September 30, 2003 for Class A Shares was 33.73%. As a result of market activity, current performance may vary from the figures shown.

The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the eight-year period shown in the bar chart, the highest quarterly return for Class A Shares was 40.08% (for the quarter ended December 31, 1999) and the lowest quarterly return for Class A Shares was -36.09% (for the quarter ended March 31, 1995).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table shows how the Fund's performance compares with the Morgan Stanley Capital International ("MSCI") Emerging Markets Free Latin America Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2002 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.

    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED               PAST     PAST       SINCE
    DECEMBER 31, 2002          1 YEAR   5 YEARS   INCEPTION
---------------------------------------------------------------
    Van Kampen Latin American
    Fund -- Class A Shares --
      Return Before Taxes      -25.89%  -8.08%      0.90%(1)
      Return After Taxes on
      Distributions            -25.89%  -8.27%     -0.81%(1)
      Return After Taxes on
      Distributions and Sale
      of Fund Shares           -15.90%  -6.31%      0.04%(1)
    MSCI Emerging Markets
    Free Latin America Index   -22.45%  -7.85%     -1.41%(2)
................................................................
    Van Kampen Latin American
    Fund -- Class B Shares --
      Return Before Taxes      -25.89%  -7.90%      3.95%(3)**
    MSCI Emerging Markets
    Free Latin America Index   -22.45%  -7.85%      0.45%(4)
................................................................
    Van Kampen Latin American
    Fund -- Class C Shares --
      Return Before Taxes      -22.70%  -7.64%      0.86%(1)
    MSCI Emerging Markets
    Free Latin America Index   -22.45%  -7.85%     -1.41%(2)
................................................................

Inception dates: (1) 7/6/94, (2) 7/31/94, (3) 8/1/95, (4) 7/31/95.

 * The MSCI Emerging Markets Free Latin America Index is a broad-based market capitalization-weighted composite index covering the primary markets of Latin America.

** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee               2.00%(5)      None         None
.................................................................
Exchange fee                 2.00%(5)      None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended June 30,
2003.)
----------------------------------------------------------------
Management fees(6)           1.25%        1.25%        1.25%
.................................................................
Distribution and/or
service (12b-1) fees(7)      0.25%      1.00%(8)       1.00%(8)
.................................................................
Other expenses(6)            1.39%        1.39%        1.39%
.................................................................
Total annual fund
operating expenses(6)        2.89%        3.64%        3.64%
.................................................................

(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) The redemption fee and the exchange fee apply to the proceeds of Class A Shares of the Fund that are redeemed or exchanged within 60 days of purchase. See "Redemption of Shares" for more information on when the fees apply.

(6) The Fund's investment adviser is currently waiving or reimbursing a portion of the fund's management fees and other expenses such that the actual total annual fund operating expenses were 2.16% for Class A Shares, 2.91% for Class B Shares and 2.91% for Class C Shares for the fiscal year ended June 30, 2003. The fee waivers or expense reimbursements can be terminated at any time.

(7) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

(8) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $850      $1,419      $2,011      $3,606
......................................................................
Class B Shares           $866      $1,414      $2,032      $3,732*
......................................................................
Class C Shares           $466      $1,114      $1,882      $3,895
......................................................................

You would pay the following expenses if you did not redeem your shares:

                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $850      $1,419      $2,011      $3,606
......................................................................
Class B Shares           $366      $1,114      $1,882      $3,732*
......................................................................
Class C Shares           $366      $1,114      $1,882      $3,895
......................................................................

* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Strategies and Risks

 -------------------------------------------------------------------------------

                             INVESTMENT OBJECTIVES

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                        INVESTMENT STRATEGIES AND RISKS

Under normal market conditions, the Fund's portfolio management team seeks to achieve the Fund's investment objective by investing at least 80% of the Fund's net assets at the time of investment (plus any borrowings for investment purposes) in a non-diversified portfolio of:

- equity securities of companies organized in or for which the principal securities trading market is in Latin America;

- equity securities denominated in a Latin American currency issued by companies to finance operations in Latin America;

- equity securities of companies that alone or on a consolidated basis derive 50% or more of their annual revenues from either goods produced, sales made or services performed in Latin America (collectively, "Latin American issuers"); and

- debt securities issued or guaranteed by Latin American governments or governmental entities ("Sovereign Debt").

The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes.

Under normal market conditions, the Fund invests primarily or only in equity securities.

The Fund is under no obligation to invest any portion of the Fund's total assets in debt securities.

The Fund's portfolio management team combines top-down country allocation with bottom-up stock selection. The Fund's portfolio management team allocates the Fund's assets among Latin American countries based on relative economic, political and social fundamentals; stock valuations; and investor sentiment. The Fund invests within countries based on fundamental analysis of Latin American issuers and seeks to identify issuers with strong earnings growth potential. The Fund's portfolio management team focuses on companies offering attractive growth opportunities, reasonable valuations and management with strong shareholder value orientation.

Latin American countries consist of Argentina, Bolivia, Brazil, Chile, Colombia, Costa Rica, Cuba, the Dominican Republic, Ecuador, El Salvador, Guatemala, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Uruguay and Venezuela. The Fund focuses its investments in listed equity securities in Argentina, Brazil, Chile and Mexico, the most developed capital markets in Latin America. The Fund expects, under normal market conditions, to have at least 55% of its total assets invested in listed equity securities of issuers in these four countries. In addition, the Fund actively invests in markets in other Latin American countries such as Colombia, Peru and Venezuela. The Fund is not limited in the extent to which it may invest in any Latin American country and intends to invest opportunistically as markets develop. The portion of the Fund's holdings in any Latin American country will vary from time to time, although the portion of the Fund's assets invested in Chile may tend to vary less than the portions invested in other Latin American countries because, with limited exceptions, capital invested in Chile currently cannot be repatriated for one year. To the extent the Fund emphasizes issuers of a single country, the Fund is more susceptible to any single economic, political or regulatory occurrence affecting issues located in that country. Because of the Fund's policy of concentrating its assets in a single region, it is more susceptible than a fund without such a policy to any single economic, political or regulatory occurrence affecting issuers located in the Latin American region.

Equity securities in which the Fund invests include common and preferred stocks, convertible securities, rights and warrants to purchase stocks, depositary receipts and equity interests in trusts or partnerships. The Fund may invest in debt securities when the Fund believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation. It is likely that many of the debt securities in which the Fund will invest will be unrated. The Fund may invest up to 20% of its total assets in securities that are rated below investment grade or unrated securities determined by the Fund's portfolio management team to be of comparable quality, which are commonly referred to as "junk bonds." Such lower-quality securities are regarded as being predominantly speculative and involve significant risks including greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. The Fund's holdings of lower-quality debt securities will consist predominantly of Sovereign Debt, much of which trades at substantial discounts from face value and which may include Sovereign Debt comparable to securities rated as low as D by S&P or C by Moody's. The Fund may invest in Sovereign Debt to hold and trade in appropriate circumstances, as well as to use to participate in debt for equity conversion programs. The Fund generally invests in Sovereign Debt only when the Fund believes such investments offer opportunities for long-term capital appreciation. Investment in Sovereign Debt involves a high degree of risk and such securities are generally considered to be speculative in nature.

The Fund's Board of Directors has determined that, in light of the increased presence of telecommunications companies in the Latin American markets, the Fund's ability to achieve its investment objective would be materially adversely affected if it were not permitted to invest more than 25% of its total assets in securities of companies in the telecommunications industries of the Latin American countries in which the Fund invests. In accordance with the Fund's investment restrictions and as a result of the Board's action, the Fund is required to invest at least 25% of its total assets in securities of Latin American issuers engaged in the telecommunications industry. The Fund will remain so invested until the Board determines that the Fund should invest less than 25% of its total assets in that industry. Because the Fund will have a more concentrated position in the securities of a single sector within the Latin American securities markets, the Fund will be subject to certain risks with respect to these portfolio securities. Market price movements affecting telecommunications companies and their securities will have a greater impact on the Fund's performance because of the more concentrated position in such securities.

Telecommunications may be subject to greater government regulation than many other industries. Changes in government policies and the need to obtain regulatory approvals may have a material effect on products and services offered by telecommunications companies. Technological and structural developments may adversely affect the profitability of telecommunications companies. To better control the Fund's exposure to such risks, the Board has limited investments in telecommunications securities to not more than 50% of the Fund's total assets.

To the extent that the Latin American Fund's assets are not invested in equity securities of Latin American issuers or in Sovereign Debt, the remainder of the assets may be invested in (i) debt securities of Latin American corporate issuers, (ii) equity or debt securities of corporate or governmental issuers located in countries outside Latin America, and (iii) short-term and medium-term debt securities of the type described below under "Other Investments and Risk Factors -- Temporary defensive strategy."

                         TYPES OF INVESTMENT SECURITIES

COMMON STOCKS. The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Fund invests primarily in common stocks, the Fund also may invest in other equity securities including preferred stocks, convertible securities, warrants or rights to purchase common stocks, depositary receipts and equity interests in trusts or partnerships.

PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

RIGHTS AND WARRANTS. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

DEBT SECURITIES. The Fund may, but is under no obligation to, invest in certain debt securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. Debt securities with longer maturities may increase or decrease in value more than debt securities of shorter maturities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities. For a further description of securities ratings, see the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

The Fund may invest in securities sold at a substantial discount from their value at maturity, such as zero-coupon and payment-in-kind securities, when the Fund's portfolio management team believes the effective yield on such securities over comparable instruments paying current cash income makes these investments attractive. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents the reinvestment of such interest payments if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, "zero-coupon" securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. In addition, the amount of non-cash interest income earned on such instruments is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. The Fund's portfolio management team will weigh these concerns against the expected total returns from such instruments.

The Fund may, but is not obligated to, invest in Brady Bonds and other Sovereign Debt of countries that have restructured or are in the process of restructuring Sovereign Debt pursuant to the Brady Plan. Brady Bonds are typically from a debtor nation restructuring outstanding external commercial bank indebtedness. Brady Bonds generally are based on issuers with a history of defaults with respect to commercial bank loans and therefore are often viewed as speculative. A more complete description of Brady Bonds is contained in the Fund's Statement of Additional Information.

In addition to Brady Bonds, the Fund may, but is not obligated to, invest in sovereign or sovereign-related debt obligations, including obligations of supranational entities. Sovereign Debt differs from debt obligations of private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party and the legal recourse in enforcing a Sovereign Debt is often limited. At certain times, certain countries (particularly emerging market countries) have declared a moratorium on the payment of principal and interest on external debt. Such investments may include participations and assignments of sovereign bank debt, restructured external debt that has not undergone a Brady-style debt exchange, and internal government debt.

INVESTMENT COMPANIES. The Fund may invest in securities of Latin American issuers indirectly through investments in other investment companies. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. Investments in other investment companies may involve duplication of management fees and certain other expenses.

SMALL, MEDIUM AND LARGE-SIZED COMPANIES. The Fund may invest in small-, medium- or large-sized companies. The securities of small- and medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small- and medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger-sized companies.

DERIVATIVE INSTRUMENTS. The Fund may enter into foreign currency forward contracts and foreign currency futures contracts, may purchase and sell put and call options on securities, foreign currency and on foreign currency futures contracts, and may enter into stock index and interest rate futures contracts and options on futures contracts. There currently are limited options and futures contracts markets for Latin American currencies, securities and indices, and the nature of the strategies adopted by the Fund's portfolio management team and the extent to which those strategies are used depends on the development of those markets.

                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Fund invests in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars.

The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the portfolio management team's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline.

Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. Because of the lack of hedging facilities available in Latin American countries, the nature of strategies adopted by the Fund's portfolio management team and the extent to which those strategies are used depends on the development of those markets.

ADDITIONAL RISKS OF INVESTING IN LATIN AMERICAN COUNTRIES. The securities markets of Latin American countries are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many Latin American issuers may be held by a limited number of persons, which may limit the number of shares available for investment by the Fund. A limited number of issuers in most, if not all, Latin American securities markets may represent a disproportionately large percentage of market capitalization and trading value. The Fund's investments are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. In addition, certain Latin American securities markets, including those of Argentina, Brazil, Chile and Mexico, are susceptible to being influenced by large investors trading significant blocks of securities or by large dispositions of securities resulting from the failure to meet margin calls when due.

In addition to their smaller size, lesser liquidity and greater volatility, Latin American securities markets are less developed than U.S. securities markets. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Consequently, the prices at which the Fund may acquire investments may be affected by other market participants' anticipation of the Fund's investing, by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities.

Commissions and other transaction costs on most, if not all, Latin American securities exchanges are generally higher than in the U.S., although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Investments in Latin American countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

The extent of economic development, political stability and market depth of Latin American countries varies and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Latin American countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of more developed markets. Latin American countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets, and the financial condition of issuers in Latin American countries may be more precarious than in more developed countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. The Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.

Certain Latin American countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging market countries often are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various strategic transactions described below to earn income, facilitate portfolio management and to seek to mitigate risks. Although the Fund's portfolio management team seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions (to the extent available) such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."

The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivative instruments). In addition, the Fund may invest up to 20% of its total assets in futures contracts and options on futures contracts (measured by the aggregate notional amount of such outstanding contracts).

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's portfolio management team to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may purchase and sell securities in an amount up to 15% of its net assets on a "when-issued" and "delayed delivery" basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

The Fund may lend its portfolio securities in an amount up to 20% of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Notwithstanding the foregoing, the Fund may not invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's portfolio management team believes the potential for capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's portfolio management team considers portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment Advisory
Services

 -------------------------------------------------------------------------------

                               INVESTMENT ADVISER

Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2003. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS   % PER ANNUM
----------------------------------------------------
    First $500 million            1.25%
.....................................................
    Over $500 million             1.20%
.....................................................
    Over $1 billion               1.15%
.....................................................

Applying this fee schedule, the effective advisory fee rate was 1.25% (before voluntary fee waivers; and 0.66% after voluntary fee waivers) of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2003. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

                             INVESTMENT SUBADVISER

Morgan Stanley Investment Management Inc. is the Fund's investment subadviser (the "Subadviser"). The Subadviser is a wholly owned subsidiary of Morgan Stanley. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 2003, the Subadviser, together with its affiliated institutional asset management companies, managed assets of approximately $394 billion. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. Morgan Stanley Investment

Management Inc. does business in certain instances using the name Morgan Stanley Asset Management.

SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                    GENERAL

From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, Subadviser or Distributor may establish.

PORTFOLIO MANAGEMENT. The Fund is managed by the Latin American Equity team. The team is made up of established investment professionals. Current members of the team include Ana Cristina Piedrahita and William Scott Piper, Vice Presidents of the Subadviser, and Narayan Ramachandran, a Managing Director of the Subadviser. The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

                              PRICING FUND SHARES

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on foreign securities exchange at the last reported sales price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.

Trading in securities on many foreign securities exchanges and over-the-counter markets may not coincide with the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Directors.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund has also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               HOW TO BUY SHARES

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange and orders received by authorized dealers after close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256 or by telephone at
(800) 847-2424.

There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information cannot be verified.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       5.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.00%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and After              None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to

0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission.

Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized form at fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by Van Kampen Funds Inc. will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).

(11) Unit investment trusts sponsored by the Distributor or its affiliates.

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, redemption fee or exchange fee) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

The Fund will assess a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, the Class A Shares that were held the longest will be redeemed first. For Class A Shares of the Fund acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee is not imposed on the following transaction and/or account types: redemptions due to the death or disability of the shareholder, redemptions to fulfill a required mandatory distribution under IRS guidelines, redemptions made through systematic withdrawal plans, exchanges made through systematic exchange plans, redemptions and exchanges for shares held in certain omnibus accounts, redemptions and exchanges by participants in (i) employer sponsored defined contribution programs and (ii) certain approved asset allocation programs.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted timely to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least annually all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Effective January 1, 2004, shares of the Fund must have been registered in the shareholder's name for at least 60 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than that amount of time may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests. Effective

January 1, 2004, Class A Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged Class A Shares held for less than 60 days. See "Redemption of Shares" for more information on when the exchange fee will apply.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment. Effective January 1, 2004, shareholders of the Fund will be limited to a maximum of six exchanges out of the Fund during a rolling 365-day period.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002 and ceases to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." Distributions from the Fund designated as capital gain dividends will be eligible for the reduced rate applicable to long-term capital gains.

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008).

Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.

The Fund has elected and qualified and intends to continue to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------

    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended June 30, 2003, 2002, 2001 and 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended June 30, 1999 has been audited by the Fund's former independent auditors. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                                   CLASS A SHARES
                                                                             FISCAL YEAR ENDED JUNE 30,
                                                               2003#        2002#        2001#       2000#     1999#
      ---------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the Period...........      $10.21      $ 12.70      $ 14.24      $11.54    $11.42
                                                               ------      -------      -------      ------    ------
       Net Investment Income/Loss........................        0.12         0.10         0.11        0.04      0.09
       Net Realized and Unrealized Gain/Loss.............        0.63        (2.49)       (1.65)       2.66      0.19
                                                               ------      -------      -------      ------    ------
      Total From Investment Operations...................        0.75        (2.39)       (1.54)       2.70      0.28
                                                               ------      -------      -------      ------    ------
      Less:
      Distributions from
       Distributions from Net Investment Income..........         -0-        (0.10)         -0-         -0-     (0.11)
       Net Realized Gain.................................         -0-          -0-          -0-         -0-     (0.05)
                                                               ------      -------      -------      ------    ------
      Total Distributions................................         -0-        (0.10)         -0-         -0-     (0.16)
                                                               ------      -------      -------      ------    ------
      Net Asset Value, End of the Period.................      $10.96      $ 10.21      $ 12.70      $14.24    $11.54
                                                               ======      =======      =======      ======    ======
      Total Return *.....................................       7.35%(1)   -18.94%(1)   -10.74%(1)   23.29%(1)  3.00%(1)
      Net Assets at End of the Period (In millions)......      $ 11.7      $  14.8      $  26.5      $ 38.5    $ 34.1
      Ratio of Expenses to Average Net Assets *..........       2.16%        2.19%        2.18%       2.17%     2.20%
      Ratio of Net Investment Income/Loss to Average Net
       Assets *..........................................       1.27%        0.92%        0.84%       0.31%     0.98%
      Portfolio Turnover.................................         79%          48%          61%         78%      163%
      * If certain expenses had not been voluntarily
        assumed by the Adviser, total return would have
        been lower and the ratios would have been as
        follows:
      Ratio of Expenses to Average Net Assets............       2.89%        2.63%        2.20%       2.38%     2.44%
      Ratio of Net Investment Income/Loss to Average Net
       Assets............................................       0.54%        0.48%        0.82%       0.10%     0.74%
      Ratio of Expenses to Average Net Assets excluding
       country tax expense and interest expense..........       2.10%        2.10%        2.10%       2.10%     2.10%

                                                                               CLASS B SHARES
                                                                         FISCAL YEAR ENDED JUNE 30,
                                                           2003#        2002#        2001#       2000#     1999#
      ---------------------------------------------------  ------------------------------------------------------
      Net Asset Value, Beginning of the Period...........  $ 9.76      $ 12.12      $ 13.70      $11.19    $11.03
                                                           ------      -------      -------      ------    ------
       Net Investment Income/Loss........................    0.05         0.02         0.01       (0.06)     0.02
       Net Realized and Unrealized Gain/Loss.............    0.59        (2.36)       (1.59)       2.57      0.22
                                                           ------      -------      -------      ------    ------
      Total From Investment Operations...................    0.64        (2.34)       (1.58)       2.51      0.24
                                                           ------      -------      -------      ------    ------
      Less:
      Distributions from
       Distributions from Net Investment Income..........     -0-        (0.02)         -0-         -0-     (0.03)
       Net Realized Gain.................................     -0-          -0-          -0-         -0-     (0.05)
                                                           ------      -------      -------      ------    ------
      Total Distributions................................     -0-        (0.02)         -0-         -0-     (0.08)
                                                           ------      -------      -------      ------    ------
      Net Asset Value, End of the Period.................  $10.40      $  9.76      $ 12.12      $13.70    $11.19
                                                           ======      =======      =======      ======    ======
      Total Return *.....................................   6.67%(2)   -19.53%(2)   -11.39%(2)   22.32%(2)  2.47%(2)
      Net Assets at End of the Period (In millions)......  $  8.2      $   9.8      $  14.5      $ 19.6    $ 18.6
      Ratio of Expenses to Average Net Assets *..........   2.91%        2.94%        2.93%       2.92%     2.96%
      Ratio of Net Investment Income/Loss to Average Net
       Assets *..........................................   0.52%        0.19%        0.09%      (0.47%)    0.20%
      Portfolio Turnover.................................     79%          48%          61%         78%      163%
      * If certain expenses had not been voluntarily
        assumed by the Adviser, total return would have
        been lower and the ratios would have been as
        follows:
      Ratio of Expenses to Average Net Assets............   3.64%        3.40%        2.95%       3.13%     3.20%
      Ratio of Net Investment Income/Loss to Average Net
       Assets............................................  (0.21%)      (0.27%)       0.07%      (0.68%)   (0.04%)
      Ratio of Expenses to Average Net Assets excluding
       country tax expense and interest expense..........   2.85%        2.85%        2.85%       2.85%     2.85%

                                                                               CLASS C SHARES
                                                                         FISCAL YEAR ENDED JUNE 30,
                                                           2003#        2002#        2001#       2000#     1999#
      ---------------------------------------------------  ---------------------------------------------------------------
      Net Asset Value, Beginning of the Period...........  $ 9.75      $ 12.11      $ 13.69      $11.18    $11.04
                                                           ------      -------      -------      ------    ------
       Net Investment Income/Loss........................    0.05         0.02         0.01       (0.06)     0.02
       Net Realized and Unrealized Gain/Loss.............    0.59        (2.36)       (1.59)       2.57      0.20
                                                           ------      -------      -------      ------    ------
      Total From Investment Operations...................    0.64        (2.34)       (1.58)       2.51      0.22
                                                           ------      -------      -------      ------    ------
      Less:
      Distributions from
       Distributions from Net Investment Income..........     -0-        (0.02)         -0-         -0-     (0.03)
       Net Realized Gain.................................     -0-          -0-          -0-         -0-     (0.05)
                                                           ------      -------      -------      ------    ------
      Total Distributions................................     -0-        (0.02)         -0-         -0-     (0.08)
                                                           ------      -------      -------      ------    ------
      Net Asset Value, End of the Period.................  $10.39      $  9.75      $ 12.11      $13.69    $11.18
                                                           ======      =======      =======      ======    ======
      Total Return *.....................................   6.56%(3)   -19.47%(3)   -11.40%(3)   22.34%(3)  2.28%(3)
      Net Assets at End of the Period (In millions)......  $  4.1      $   4.6      $   7.2      $ 10.8    $ 10.4
      Ratio of Expenses to Average Net Assets *..........   2.91%        2.94%        2.93%       2.92%     2.96%
      Ratio of Net Investment Income/Loss to Average Net
       Assets *..........................................   0.54%        0.19%        0.05%      (0.47%)    0.23%
      Portfolio Turnover.................................     79%          48%          61%         78%      163%
      * If certain expenses had not been voluntarily
        assumed by the Adviser, total return would have
        been lower and the ratios would have been as
        follows:
      Ratio of Expenses to Average Net Assets............   3.64%        3.40%        2.95%       3.13%     3.20%
      Ratio of Net Investment Income/Loss to Average Net
       Assets............................................  (0.19%)      (0.27%)       0.03%      (0.68%)   (0.01%)
      Ratio of Expenses to Average Net Assets excluding
       country tax expense and interest expense..........   2.85%        2.85%        2.85%       2.85%     2.85%

    (1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (2) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (3) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    #  Based on average month-end shares outstanding.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN LATIN AMERICAN FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser and Administrator
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Latin American Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, MA 02110-1713
Attn: Van Kampen Latin American Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

Van Kampen
Latin American
Fund


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http:www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                OCTOBER 31, 2003

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS


                                                   [VAN KAMPEN INVESTMENTS LOGO]
                                                                  MSLA PRO 10/03
The Fund's Investment Company
Act File No. is 811-7140.

Van Kampen Mid Cap Growth Fund
 -------------------------------------------------------------------------------

Van Kampen Mid Cap Growth Fund's investment objective is to seek to achieve long-term growth. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of medium-sized companies that the Fund's investment adviser believes have long-term growth potential.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                   This Prospectus is dated OCTOBER 31, 2003

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents

Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Strategies and Risks..................   7
Investment Advisory Services................................  10
Purchase of Shares..........................................  11
Redemption of Shares........................................  18
Distributions from the Fund.................................  20
Shareholder Services........................................  20
Federal Income Taxation.....................................  22
Financial Highlights........................................  24

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to achieve long-term growth.

                        PRINCIPAL INVESTMENT STRATEGIES

The Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of medium-sized companies that the Fund's portfolio management team believes have long-term growth potential. Other equity securities include preferred stocks, convertible securities and rights and warrants to purchase common stock. The Fund's investment adviser invests in companies that it believes exhibit some or all of the following characteristics: (i) superior growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams. The Fund's investment adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and forward contracts, for various portfolio management purposes, including to facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

The Fund emphasizes a growth style of investing. The market values of growth securities may be more volatile than those of other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.

RISKS OF MEDIUM-SIZED COMPANIES. The Fund invests primarily in medium-sized companies which often are newer or less established companies than larger companies. Investments in medium-sized companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of medium-sized companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, medium-sized companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of medium-sized companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's portfolio management team may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek capital growth over the long-term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes a growth style of investing in common stocks and other equity securities of medium-sized companies

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual return of the Fund's Class A Shares over the three calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2000                                                                              -8.3
2001                                                                             -30.3
2002                                                                             -31.5

The Fund's return for the nine-month period ended September 30, 2003 for Class A Shares was 26.45%. As a result of market activity, current performance may vary from the figures shown.

The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the three-year period shown in the bar chart, the highest quarterly return for Class A Shares was 17.84% (for the quarter ended December 31, 2001) and the lowest quarterly return for Class A Shares was -27.92% (for the quarter ended September 30, 2001).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Russell Midcap Growth Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2002 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.

    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                  PAST       SINCE
    DECEMBER 31, 2002             1 YEAR    INCEPTION
---------------------------------------------------------
    Van Kampen Mid Cap Growth
    Fund -- Class A Shares
      Return Before Taxes         -35.44%    -18.20%(1)
      Return After Taxes on
      Distributions               -35.44%    -18.34%(1)
      Return After Taxes on
      Distributions and Sale of
      Fund Shares                 -21.76%    -13.87%(1)
    Russell Midcap Growth Index   -27.41%    -12.20%(2)
..........................................................
    Van Kampen Mid Cap Growth
    Fund -- Class B Shares
      Return Before Taxes         -35.39%    -17.88%(1)
    Russell Midcap Growth Index   -27.41%    -12.20%(2)
..........................................................
    Van Kampen Mid Cap Growth
    Fund -- Class C Shares
      Return Before Taxes         -32.71%    -17.28%(1)
    Russell Midcap Growth Index   -27.41%    -12.20%(2)
..........................................................

Inception date: (1) 10/25/99, (2) 10/31/99.

* The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index includes the 800 smallest companies in the Russell 1000 Index, which in turn consists of the 1,000 largest U.S. companies based on total market capitalization.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee                None         None         None
.................................................................
Exchange fee                  None         None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended June 30,
2003.)
----------------------------------------------------------------
Management fees              0.75%        0.75%        0.75%
.................................................................
Distribution and/or
service (12b-1)
fees(5)(6)                   0.25%        1.00%(7)     1.00%(7)
.................................................................
Other expenses(5)            0.87%        0.88%        0.88%
.................................................................
Total annual fund
operating expenses(5)        1.87%        2.63%        2.63%
.................................................................

(1) Reduced for purchases of $50,000 and over. See "Purchase Of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. see "Purchase of Shares -- Class A Shares."
(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) The Fund's investment adviser is currently reimbursing a portion of the Fund's other expenses and the Fund's distributor made certain non-recurring payments to the Fund such that the actual total annual fund operating expenses paid for the Fund's fiscal year ended June 30, 2003 were 1.75% for Class A Shares, 2.51% for Class B Shares and 2.41% for Class C Shares. The expense reimbursements can be terminated at any time.

(6) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

(7) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $754      $1,129      $1,528      $2,639
......................................................................
Class B Shares           $766      $1,117      $1,545      $2,779*
......................................................................
Class C Shares           $366      $  817      $1,395      $2,964
......................................................................

You would pay the following expenses if you did not redeem your shares:

                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $754      $1,129      $1,528      $2,639
......................................................................
Class B Shares           $266      $  817      $1,395      $2,779*
......................................................................
Class C Shares           $266      $  817      $1,395      $2,964
......................................................................

* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to achieve long-term growth. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                        INVESTMENT STRATEGIES AND RISKS

The Fund's portfolio management team seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of medium-sized companies that the Fund's investment adviser believes have long-term growth potential. The Fund's investment adviser invests in companies that it believes exhibit some or all of the following characteristics: (i) superior growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams. Under normal market conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in securities of medium-sized companies at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. Under current market conditions, the Fund's portfolio management team defines medium-sized companies by reference to those companies represented in the Russell Midcap Index (which consists of companies in the capitalization range of approximately $379 million to $15.4 billion as of September 30, 2003). The Fund may also invest in common stocks and other equity securities of small- and large-sized companies.

The Fund's investment adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria. The process for investing is research intensive and the Fund's investment adviser focuses primarily on bottom-up fundamental analysis, rather than employing a top-down approach. The majority of the research is generated internally by portfolio managers and their analysts. The Fund's investment adviser closely tracks companies' earnings quality through detailed financial analysis to ensure that reported results accurately reflect the underlying economics and trends in the business. In addition, the Fund's investment adviser utilizes an extensive network of industry contacts and access to management teams to monitor changes in the competitive position of the companies in the Fund. The Fund's investment adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

COMMON STOCKS. The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Fund invests primarily in common stocks, the Fund may invest in other equity securities, including preferred stocks, convertible securities and rights and warrants to purchase common stocks.

PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to seek to mitigate risks. Although the Fund's portfolio management team seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as "Strategic Transactions."

The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 33 1/3% of its total assets in Strategic Transactions for non-hedging purposes (measured by the aggregate notional amount of outstanding derivatives). The Fund may invest up to 50% of its total assets in futures contracts and options contracts (measured by the aggregate notional amount of such outstanding contracts).

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's portfolio management team to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums or cash or other assets held in margin accounts with respect to Strategic

Transactions are not otherwise available to the Fund for investment purposes.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may lend its portfolio securities to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's portfolio management team believes the potential for long-term growth has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's portfolio management team considers portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for long-term growth on these securities will tend to be lower than the potential for long-term growth on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------

INVESTMENT ADVISER. Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2003. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.75%
...................................................
    Next $500 million            0.70%
...................................................
    Over $1 billion              0.65%
...................................................

Applying this fee schedule, the effective advisory fee rate was 0.75% of the Fund's average daily net assets for the Fund's fiscal year ended June 30, 2003. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor.

PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Small/Mid-Cap Growth team. The team is made up of established investment professionals. Current members of the team include Dennis Lynch and David Cohen, Executive Directors of the Adviser. The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

                              PRICING FUND SHARES

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.

                         DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               HOW TO BUY SHARES

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers after the close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947, or by telephone at (800) 847-2424.

There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information cannot be verified.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       5.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.00%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and After              None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to

0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares, or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than

     100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by the Distributor will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).

(11) Unit investment trusts sponsored by the Distributor or its affiliates.

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted timely to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least annually all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." Distributions from the Fund designated as capital gain dividends may be eligible for the reduced rate applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------

    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended June 30, 2003, 2002 and 2001 and the fiscal period from October 25, 1999 (commencement of investment operations for the Fund) to June 30, 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                   CLASS A SHARES
                                                    YEAR ENDED JUNE 30,             OCTOBER 25, 1999*
                                              2003#        2002#        2001#       TO JUNE 30, 2000#
      ------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the
       Period...........................      $ 6.51      $  9.49      $ 13.37            $10.00
                                              ------      -------      -------            ------
       Net Investment Loss..............        (.09)        (.10)        (.14)             (.09)
       Net Realized and Unrealized
         Gain/Loss......................         .11        (2.88)       (3.57)             3.46
                                              ------      -------      -------            ------
      Total from Investment
       Operations.......................         .02        (2.98)       (3.71)             3.37
                                              ------      -------      -------            ------
      Less Distributions from Net
       Realized Gain....................         -0-          -0-         (.17)              -0-
                                              ------      -------      -------            ------
      Net Asset Value, End of the
       Period...........................      $ 6.53      $  6.51      $  9.49            $13.37
                                              ======      =======      =======            ======
      Total Return ***..................       0.15%(1)   -31.30%(1)   -28.03%(1)         33.70%**(1)
                                              ======      =======      =======            ======
      Net Assets at End of the Period
       (In millions)....................      $ 24.7      $  29.3      $  44.7            $ 38.4
      Ratio of Expenses to Average Net
       Assets***........................       1.75%        1.58%        1.58%             1.63%
      Ratio of Net Investment Loss to
       Average Net Assets***............      (1.50%)      (1.29%)      (1.20%)           (1.04%)
      Portfolio Turnover................        197%         209%         146%              103%**
      ***If certain expenses had not
         been voluntarily assumed by the
         Adviser, total return would
         have been lower and the ratios
         would have been as follows:
      Ratio of Expenses to Average Net
       Assets...........................       1.87%          N/A          N/A
      Ratio of Net Investment Loss to
       Average Net Assets...............      (1.62%)         N/A          N/A

                                                               CLASS B SHARES
                                                YEAR ENDED JUNE 30,             OCTOBER 25, 1999*
                                          2003#        2002#        2001#       TO JUNE 30, 2000#
      ----------------------------------  --------------------------------------------------------
      Net Asset Value, Beginning of the
       Period...........................  $ 6.40      $  9.38      $ 13.31            $10.00
                                          ------      -------      -------            ------
       Net Investment Loss..............    (.13)        (.15)        (.22)             (.16)
       Net Realized and Unrealized
         Gain/Loss......................     .09        (2.83)       (3.54)             3.47
                                          ------      -------      -------            ------
      Total from Investment
       Operations.......................    (.04)       (2.98)       (3.76)             3.31
                                          ------      -------      -------            ------
      Less Distributions from Net
       Realized Gain....................     -0-          -0-         (.17)              -0-
                                          ------      -------      -------            ------
      Net Asset Value, End of the
       Period...........................  $ 6.36      $  6.40      $  9.38            $13.31
                                          ======      =======      =======            ======
      Total Return ***..................  -0.63%(2)   -31.77%(2)   -28.53%(2)         33.10%**(2)
                                          ======      =======      =======            ======
      Net Assets at End of the Period
       (In millions)....................  $ 27.3      $  30.4      $  46.8            $ 40.5
      Ratio of Expenses to Average Net
       Assets***........................   2.51%        2.33%        2.33%             2.38%
      Ratio of Net Investment Loss to
       Average Net Assets***............  (2.26%)      (2.04%)      (1.95%)           (1.83%)
      Portfolio Turnover................    197%         209%         146%              103%**
      ***If certain expenses had not
         been voluntarily assumed by the
         Adviser, total return would
         have been lower and the ratios
         would have been as follows:
      Ratio of Expenses to Average Net
       Assets...........................   2.63%          N/A          N/A               N/A
      Ratio of Net Investment Loss to
       Average Net Assets...............  (2.38%)         N/A          N/A               N/A

                                                                CLASS C SHARES
                                                 YEAR ENDED JUNE 30,              OCTOBER 25, 1999*
                                          2003#          2002#        2001#       TO JUNE 30, 2000#
      ----------------------------------  -------------------------------------------------------------
      Net Asset Value, Beginning of the
       Period...........................  $ 6.39        $  9.38      $ 13.33            $10.00
                                          ------        -------      -------            ------
       Net Investment Loss..............    (.12)          (.15)        (.22)             (.16)
       Net Realized and Unrealized
         Gain/Loss......................     .10          (2.84)       (3.56)             3.49
                                          ------        -------      -------            ------
      Total from Investment
       Operations.......................    (.02)         (2.99)       (3.78)             3.33
                                          ------        -------      -------            ------
      Less Distributions from Net
       Realized Gain....................     -0-            -0-         (.17)              -0-
                                          ------        -------      -------            ------
      Net Asset Value, End of the
       Period...........................  $ 6.37        $  6.39      $  9.38            $13.33
                                          ======        =======      =======            ======
      Total Return ***..................  -0.31%(3)(4)  -31.88%(3)   -28.64%(3)         33.30%**(3)
                                          ======        =======      =======            ======
      Net Assets at End of the Period
       (In millions)....................  $  8.1        $  11.2      $  21.6            $ 20.0
      Ratio of Expenses to Average Net
       Assets***........................   2.41%(5)       2.33%        2.33%             2.38%
      Ratio of Net Investment Loss to
       Average Net Assets***............  (2.07%)(4)     (2.04%)      (1.95%)           (1.81%)
      Portfolio Turnover................    197%           209%         146%              103%**
      ***If certain expenses had not
         been voluntarily assumed by the
         Adviser, total return would
         have been lower and the ratios
         would have been as follows:
      Ratio of Expenses to Average Net
       Assets...........................   2.53%(5)         N/A          N/A               N/A
      Ratio of Net Investment Loss to
       Average Net Assets...............  (2.19%)(4)        N/A          N/A               N/A

    (1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (2) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (3) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (4) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Loss to Average Net Assets of .07% and .08%, respectively.

    (5) The Ratio of Expenses to Average Net Assets reflects the refund of certain 12b-1 fees during the period.

    # Net investment loss per share is based upon daily average shares outstanding.

    *  Commencement of investment operations

    ** Non-Annualized

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN MID CAP GROWTH FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, NJ 07303-0947
Attn: Van Kampen Mid Cap Growth Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, MA 02110-1713
Attn: Van Kampen Mid Cap Growth Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

Van Kampen
Mid Cap
Growth Fund


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                OCTOBER 31, 2003

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS


                                                   [VAN KAMPEN INVESTMENTS LOGO]
                                                                   MCG PRO 10/03
                                                                     65050PRO-00
The Fund's Investment Company
Act File No. is 811-7140.

Van Kampen Value Fund
 -------------------------------------------------------------------------------

Van Kampen Value Fund's investment objective is to seek to achieve an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Fund's investment adviser to be relatively undervalued based upon various measures such as price-to-earnings ratios and price-to-book ratios.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                   This Prospectus is dated OCTOBER 31, 2003

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents

Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Strategies and Risks..................   7
Investment Advisory Services................................  11
Purchase of Shares..........................................  12
Redemption of Shares........................................  18
Distributions from the Fund.................................  20
Shareholder Services........................................  20
Federal Income Taxation.....................................  22
Financial Highlights........................................  24

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to achieve an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Fund's investment adviser to be relatively undervalued based upon various measures such as price-to-earnings ratios and price-to-book ratios.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in a portfolio of equity securities that are deemed relatively undervalued by the Fund's investment adviser. The Fund invests primarily in common stocks and other equity securities, including preferred stock; convertible securities and equity-linked securities; warrants and rights to purchase common stock; and depositary receipts.

The Fund emphasizes a value style of investing seeking well-established companies that appear undervalued and are currently not being recognized within the marketplace. Portfolio securities are typically sold when the Fund's investment adviser believes that the security approaches or achieves what the investment adviser believes to be its fair valuation, or if the investment adviser's analysis reveals signs of deteriorating fundamentals, such as changing industry regulations or competitive pressures.

The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and forward contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

The Fund emphasizes a value style of investing. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.

During an overall stock market decline, stock prices of small- and medium-sized companies (in which the Fund may invest) often fluctuate more and may fall more than the stock prices of larger-sized, more established companies.

FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:
- Seek above-average total return over the long-term

- Can withstand volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that emphasizes a value style of investing in equity securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the five calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1998                                                                             -2.4
1999                                                                             -1.7
2000                                                                             21.1
2001                                                                              0.5
2002                                                                            -25.0

The Fund's return for the nine-month period ended September 30, 2003 for Class A Shares was 17.81%. As a result of market activity, current performance may vary from the figures shown.

The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the five-year period shown in the bar chart, the highest quarterly return for Class A Shares was 15.52% (for the quarter ended June 30, 1999) and the lowest quarterly return for Class A Shares was -23.41% (for the quarter ended September 30, 2002).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Standard & Poor's ("S&P") 500 Index* and the S&P Barra Value Index**, broad-based market indices that the Fund's investment adviser believes are appropriate benchmarks for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The indices' performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2002 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.

    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                   PAST         PAST          SINCE
    DECEMBER 31, 2002              1 YEAR       5 YEARS      INCEPTION
--------------------------------------------------------------------------
    Van Kampen Value Fund --
    Class A Shares
      Returns Before Taxes         -29.30%      -3.74%        -3.09%(1)
      Returns After Taxes on
      Distributions                -29.30%      -3.98%        -3.36%(1)
      Returns After Taxes on
      Distributions and Sale
      of Fund Shares               -17.99%      -3.05%        -2.56%(1)
    S&P 500 Index                  -22.10%      -0.59%         1.30%(2)
    S&P Barra Value Index          -20.85%      -0.85%         1.22%(2)
...........................................................................
    Van Kampen Value Fund --
    Class B Shares
      Returns Before Taxes         -29.28%      -3.65%        -2.80%(1)
    S&P 500 Index                  -22.10%      -0.59%         1.30%(2)
    S&P Barra Value Index          -20.85%      -0.85%         1.22%(2)
...........................................................................
    Van Kampen Value Fund --
    Class C Shares
      Returns Before Taxes         -26.39%      -3.37%        -2.82%(1)
    S&P 500 Index                  -22.10%      -0.59%         1.30%(2)
    S&P Barra Value Index          -20.85%      -0.85%         1.22%(2)
...........................................................................

Inception dates: (1) 7/7/97, (2) 7/10/97.

 * The S&P 500 Index is an unmanaged market-weighted index generally representative of the U.S. stock market.

** The S&P Barra Value Index is constructed by dividing the stocks in the S&P
   500 Index according to a single attribute of price-to-book ratio. The index contains companies with lower price-to-book ratios, and is capitalization weighted.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       5.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     5.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee                None         None         None
.................................................................
Exchange fee                  None         None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended June 30,
2003)
----------------------------------------------------------------
Management fees(5)           0.80%        0.80%        0.80%
.................................................................
Distribution and/or
service (12b-1)
fees(5)(6)                   0.25%        1.00%(7)     1.00%(7)
.................................................................
Other expenses(5)            0.54%        0.54%        0.54%
.................................................................
Total annual fund
operating expenses(5)        1.59%        2.34%        2.34%
.................................................................

(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."
(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-5.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's management fees or other expenses or the Fund's distributor made certain non-recurring payments to the Fund such that the actual total annual fund operating expenses paid for the Fund's fiscal year ended June 30, 2003 were 1.45% for Class A Shares, 2.20% for Class B Shares and 2.20% for Class C Shares. The fee waivers or expense reimbursements can be terminated at any time.

(6) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

(7) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares then if you were to pay front-end sales charges for Class A Shares.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $727      $1,048      $1,391      $2,356
......................................................................
Class B Shares           $737      $1,030      $1,400      $2,489*
......................................................................
Class C Shares           $337      $  730      $1,250      $2,676
......................................................................

You would pay the following expenses if you did not redeem your shares:

                         ONE       THREE        FIVE        TEN
                         YEAR      YEARS       YEARS       YEARS
---------------------------------------------------------------------
Class A Shares           $727      $1,048      $1,391      $2,356
......................................................................
Class B Shares           $237      $  730      $1,250      $2,489*
......................................................................
Class C Shares           $237      $  730      $1,250      $2,676
......................................................................

* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to achieve an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Fund's investment adviser to be relatively undervalued based on various measures such as price-to-earnings ratios and price-to-book ratios. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                        INVESTMENT STRATEGIES AND RISKS

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in a portfolio of equity securities that are deemed relatively undervalued by the Fund's investment adviser. The Fund's investment adviser uses a bottom-up process to identify well-established companies that appear undervalued and are currently not being recognized within the marketplace. The Fund's investment adviser begins with a universe of companies that have attributes that may qualify them as value companies. These companies are screened for liquidity and then relative value using an appropriate valuation measure for each sector or industry. The Fund's investment adviser then evaluates the companies relative to competitive and market conditions within each industry. The Fund's investment adviser then conducts a fundamental analysis of each company to identify those companies believed to be attractively valued relative to other companies within the industry.

In selecting securities for investment, the Fund's investment adviser focuses on those companies with strong fundamentals, promising growth prospects and attractive valuations, also referred to as value companies. The Fund's investment style presents the risk that the valuations of such companies never improve or that the returns on value investments are less than returns on other styles of investing or the overall stock market. Stocks of different types, such as "value" stocks or "growth" stocks, tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments in "value" stocks will vary and at times may be lower or higher than that of other types of funds.

COMMON STOCKS. The Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

While the Fund invests primarily in common stocks, the Fund also may invest in other equity securities, including preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks and depositary receipts.

PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of the underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying equity security, reference rate or index underperforms or if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the Fund's investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to seek to mitigate risks. Although the Fund's portfolio management team seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices, and other financial instruments, futures contracts and options on futures contracts (including but not limited to securities index futures contracts, foreign currency exchange futures contracts, interest rate futures contracts and other financial futures contracts), structured notes, swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund. Collectively, all of the above are referred to as Strategic Transactions.

The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions when the Fund seeks to adjust its exposure to a market in response to changes in investment strategy, when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives, when the Fund is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons, or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. The Fund may invest up to 50% of its total assets in futures contracts and options contracts (measured by the aggregate notional amount of such outstanding contracts).

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may lend its portfolio securities to broker-dealers, banks or other institutional borrowers of securities. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or when the Fund's investment adviser believes the potential for high total return has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for high total return on these securities will tend to be lower than the potential for high total return on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------

THE ADVISER. Van Kampen Investment Advisory Corp. is the investment adviser (the "Adviser" or "Advisory Corp.") of the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $76 billion under management or supervision as of September 30, 2003. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.80%
...................................................
    Next $500 million            0.75%
...................................................
    Over $1 billion              0.70%
...................................................

Applying this fee schedule, the effective advisory fee rate was 0.80% of the Fund's average daily net assets (before voluntary fee waivers; and 0.70% after voluntary fee waivers) for the Fund's fiscal year ended June 30, 2003. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of directors of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Multi-Cap Value team. The team is made up of established investment professionals. Current members of the team include B. Robert Baker, Jr., a Managing Director of the Adviser, and Jason S. Leder and Kevin C. Holt, Executive Directors of the Adviser. The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

                              PRICING FUND SHARES

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Directors reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Directors. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               HOW TO BUY SHARES

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers after the close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947, or by telephone at (800) 847-2424.

There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than

$1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information cannot be verified.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $50,000                5.75%          6.10%
.................................................................
    $50,000 but less than
    $100,000                         4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       5.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.00%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and After              None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Directors.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by the Distributor will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).

(11) Unit investment trusts sponsored by the Distributor or its affiliates.

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A

Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted timely to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Directors, is to distribute at least quarterly all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." Distributions from the Fund designated as capital gain dividends will be eligible for the reduced rate applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------

    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended June 30, 2003, 2002, 2001 and 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended June 30, 1999 has been audited by the Fund's former independent auditors. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                                     CLASS A SHARES
                                                                                  YEAR ENDED JUNE 30,
                                                                    2003#      2002#     2001#      2000#     1999#
      --------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the Period....................  $10.25     $12.05     $9.07     $10.88    $10.53
                                                                    ------    -------    ------    -------    ------
       Net Investment Income/Loss.................................     .06       0.03      0.05       0.05      0.07
       Net Realized and Unrealized Gain/Loss......................    (.47)     (1.83)     2.94      (1.85)     0.51
                                                                    ------    -------    ------    -------    ------
       Total From Investment Operations...........................    (.41)     (1.80)     2.99      (1.80)     0.58
                                                                    ------    -------    ------    -------    ------
      Less:
       Distributions from Net Investment Income...................     -0-        -0-     (0.01)     (0.01)    (0.06)
       Distributions from Net Realized Gain.......................     -0-        -0-       -0-        -0-     (0.17)
                                                                    ------    -------    ------    -------    ------
       Total Distributions........................................     -0-        -0-     (0.01)     (0.01)    (0.23)
                                                                    ------    -------    ------    -------    ------
      Net Asset Value, End of the Period..........................   $9.84     $10.25    $12.05      $9.07    $10.88
                                                                    ======    =======    ======    =======    ======
      Total Return*...............................................  -4.00%(1) -15.01%(1) 33.06%(1) -16.56%(1)  5.83%(1)
      Net Assets, at End of the Period (In millions)..............   $56.7      $61.9     $66.4      $52.6     $95.2
      Ratio of Expenses to Average Net Assets*....................   1.45%      1.45%     1.45%      1.45%     1.45%
      Ratio of Net Investment Income/Loss to Average Net
       Assets*....................................................   0.73%      0.27%     0.42%      0.49%     0.74%
      Portfolio Turnover..........................................     74%        43%      100%       104%       64%
      *If certain expenses had not been voluntarily assumed by the
       Adviser, total return would have been lower and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets##...................   1.59%      1.45%     1.47%      1.53%     1.48%
      Ratio of Net Investment Income to Average Net Assets##......    .59%      0.27%     0.40%      0.41%     0.73%

                                                                                     CLASS B SHARES
                                                                                  YEAR ENDED JUNE 30,
                                                                    2003#      2002#     2001#      2000#     1999#
      ------------------------------------------------------------  ------------------------------------------------
      Net Asset Value, Beginning of the Period....................   $9.96     $11.85     $8.98     $10.84    $10.51
                                                                    ------    -------    ------    -------    ------
       Net Investment Income/Loss.................................     -0-+     (0.05)    (0.03)     (0.03)      -0-+
       Net Realized and Unrealized Gain/Loss......................    (.46)     (1.84)     2.90      (1.83)     0.51
                                                                    ------    -------    ------    -------    ------
       Total From Investment Operations...........................    (.46)     (1.89)     2.87      (1.86)     0.51
                                                                    ------    -------    ------    -------    ------
      Less:
       Distributions from Net Investment Income...................     -0-        -0-       -0-        -0-     (0.01)
       Distributions from Net Realized Gain.......................     -0-        -0-       -0-        -0-     (0.17)
                                                                    ------    -------    ------    -------    ------
       Total Distributions........................................     -0-        -0-       -0-        -0-     (0.18)
                                                                    ------    -------    ------    -------    ------
      Net Asset Value, End of the Period..........................   $9.50      $9.96    $11.85      $8.98    $10.84
                                                                    ======    =======    ======    =======    ======
      Total Return*...............................................  -4.62%(2) -15.95%(2) 31.96%(2) -17.16%(2)  5.02%(2)
      Net Assets, at End of the Period (In millions)..............   $56.7      $79.3      94.6      $70.4    $128.0
      Ratio of Expenses to Average Net Assets*....................   2.20%      2.20%     2.20%      2.20%     2.20%
      Ratio of Net Investment Income/Loss to Average Net
       Assets*....................................................  (0.02%)    (0.44%)   (0.33%)    (0.26%)   (0.03%)
      Portfolio Turnover..........................................     74%        43%      100%       104%       64%
      *If certain expenses had not been voluntarily assumed by the
       Adviser, total return would have been lower and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets##...................   2.34%      2.21%     2.22%      2.28%     2.23%
      Ratio of Net Investment Income to Average Net Assets##......  (0.16%)    (0.45%)   (0.35%)    (0.34%)   (0.05%)

                                                                                      CLASS C SHARES
                                                                                   YEAR ENDED JUNE 30,
                                                                    2003#        2002#     2001#      2000#     1999#
      ------------------------------------------------------------  -----------------------------------------------------------
      Net Asset Value, Beginning of the Period....................   $9.96       $11.84     $8.97     $10.83    $10.50
                                                                    ------      -------    ------    -------    ------
       Net Investment Income/Loss.................................     .04        (0.05)    (0.04)     (0.03)      -0-+
       Net Realized and Unrealized Gain/Loss......................    (.46)       (1.83)     2.91      (1.83)     0.51
                                                                    ------      -------    ------    -------    ------
       Total From Investment Operations...........................    (.42)       (1.88)     2.87      (1.86)     0.51
                                                                    ------      -------    ------    -------    ------
      Less:
       Distributions from Net Investment Income...................     -0-          -0-       -0-        -0-     (0.01)
       Distributions from Net Realized Gain.......................     -0-          -0-       -0-        -0-     (0.17)
                                                                    ------      -------    ------    -------    ------
       Total Distributions........................................     -0-          -0-       -0-        -0-     (0.18)
                                                                    ------      -------    ------    -------    ------
      Net Asset Value, End of the Period..........................   $9.54        $9.96    $11.84      $8.97    $10.83
                                                                    ======      =======    ======    =======    ======
      Total Return*...............................................  -4.22%(3)(4) -15.95%(3) 32.11%(3) -17.17%(3)  5.13%(3)
      Net Assets, at End of the Period (In millions)..............   $14.1        $18.3     $21.7      $14.6     $29.1
      Ratio of Expenses to Average Net Assets*....................   2.20%(5)     2.20%     2.20%      2.20%     2.20%
      Ratio of Net Investment Income/Loss to Average Net
       Assets*....................................................   0.52%(4)    (0.44%)   (0.33%)    (0.29%)   (0.02%)
      Portfolio Turnover..........................................     74%          43%      100%       104%       64%
      *If certain expenses had not been voluntarily assumed by the
       Adviser, total return would have been lower and the ratios would have been as follows:
      Ratio of Expenses to Average Net Assets##...................   2.34%(5)     2.21%     2.22%      2.28%     2.23%
      Ratio of Net Investment Income to Average Net Assets##......   0.38%(4)    (0.45%)   (0.35%)    (0.37%)   (0.03%)

    +  Amount is less than $0.01 per share.

    (1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and services fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (2) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (3) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.

    (4) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .46% and .55%, respectively.

    (5) The Ratio of Expenses to Average Net Assets reflects the refund of certain 12b-1 fees during the period.

    # Net investment income/loss per share is based on daily average shares outstanding.

    ## For the year ended June 30, 2002, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets for Class A Shares due to the Adviser's reimbursement of certain expenses was less than .01%.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN VALUE FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, NJ 07303-0947
Attn: Van Kampen Value Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, MA 02110-1713
Attn: Van Kampen Value Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
DELOITTE & TOUCHE LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, IL 60601

Van Kampen
Value Fund


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                OCTOBER 31, 2003

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS


                                                   [VAN KAMPEN INVESTMENTS LOGO]
                                                                  MSVL PRO 10/03
                                                                     65011PRO-00
The Fund's Investment Company
Act File No. is 811-7140.